UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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Everi Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock of Everi Holdings Inc.:

The 2018 Annual Meeting of Stockholders of Everi Holdings Inc. (the “Annual Meeting”) will be held as follows:

When:	9:00 a.m., Pacific Time, Tuesday, May 22, 2018

Where:	Everi Holdings Inc. Corporate Headquarters 7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada 89113

The purpose of the Annual Meeting is to consider and take action on the following proposals:

1.	To elect the two Class I director nominees named in this Proxy Statement;
2.	To vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers as shown in this Proxy Statement;
3.	To vote on a proposal to amend the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan to remove the fungible share ratio provision.
4.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and
5.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Holders of record of Everi Holdings Inc. common stock at the close of business on April 6, 2018 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. You are urgently requested to submit the enclosed proxy by telephone or through the Internet in accordance with the instructions provided to you. You may also date, sign and mail the Proxy Card in the postage-paid envelope that is provided. Your proxy is revocable in accordance with the procedures set forth in the accompanying Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 22, 2018. Our Proxy Statement is attached. Financial and other information concerning Everi Holdings Inc. is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2017 (the “2017 Annual Report”). A complete set of proxy materials relating to our Annual Meeting is available on the Internet. These materials, consisting of the Notice of 2018 Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2017 Annual Report are available and may be viewed at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Michael D. Rumbolz

Michael D. Rumbolz President and Chief Executive Officer April 20, 2018

PROXY STATEMENT TABLE OF CONTENTS

PROXY STATEMENT SUMMARY

This Proxy Statement is being issued in connection with the solicitation of proxies by the Board of Directors of Everi Holdings Inc. for use at the 2018 Annual Meeting of Stockholders and at any adjournment or postponement thereof. On or about April 20, 2018, we will begin distributing to each stockholder entitled to vote at the 2018 Annual Meeting of Stockholders this Proxy Statement, a proxy card or voting instruction form and our 2017 Annual Report to stockholders. Shares represented by a properly executed proxy will be voted in accordance with instructions provided by the stockholder. This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information you should consider. You should read the entire Proxy Statement before casting your vote.

General Information

Date and Time:	Tuesday, May 22, 2018 9:00 a.m. Pacific Time

Record Date:	April 6, 2018

Place:	Everi Holdings Inc. Corporate Headquarters 7250 S. Tenaya Way, Suite 100 Las Vegas, Nevada 89113

Voting:

Stockholders of record as of April 6, 2018 may cast their votes in any of the following ways:

Internet	Phone	Mail	In Person
Visit www.proxyvote.com. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Call 1-800-690-6903 or the number on your voter instruction form. You will need the 16-digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.	If you plan to attend the meeting in person, you will need to bring a picture ID and proof of ownership of Everi Holdings Inc. common stock as of the record date.

Voting Matters and Board Recommendations

Proposal	Description	Board Recommendation	Page (for more detail)
1	Election of two Class I director nominees.	FOR the Board's nominee	10
2	Approval, on an advisory basis, of the compensation of our named executive officers.	FOR	27
3	Approval of an amendment to the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan to remove the fungible share ratio provision.	FOR	53
4	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	FOR	64

Class I Director Nominees

•	Our nominees are independent.
•	Our nominees have served on our Board of Directors for more than two years.
•	Our nominees are highly-qualified individuals with a diverse set of skills, background and experience.

Name	Age	Director Since	Principal (or Most Recent) Occupation	Current Committees
E. Miles Kilburn	55	March 2005	Co-founder and Partner of Mosaik, Partners, LLC	Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee
Eileen F. Raney	68	February 2016	Former Vice Chair of the Board of Governors and Chair of the Audit and Finance Committee of the University Medical Center of Southern Nevada	Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee (Chair)

Governance and Compensation Highlights

•	All of our directors are independent (other than our President and Chief Executive Officer).
•

We have adopted “plurality-plus” voting for directors (i.e., a plurality vote standard coupled with a mandatory resignation policy for nominees who fail to achieve an affirmative majority of votes cast).

•	Each of our Board committees is entirely independent.
•	We separate the roles of Chairman and Chief Executive Officer.
•	Our independent directors meet regularly in executive sessions without our Chief Executive Officer or other management present.
•	Our directors may not serve on a total of more than three public company boards without the approval of our Nominating and Corporate Governance Committee.
•	Our directors and officers are subject to stock ownership guidelines.
•	We have adopted an incentive compensation clawback policy.
•	We have adopted anti-hedging and anti-pledging policies.
•	We seek to pay our executives based on performance.
•	We have a Code of Business Conduct, Standards and Ethics and provide training to our employees on compliance.
•	We do not have a stockholder rights (poison pill) plan.
•	Our Board has established a formal process for executive succession planning.

PROXY STATEMENT

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

The Board of Directors (the “Board”) of Everi Holdings Inc., a Delaware corporation formerly known as Global Cash Access Holdings, Inc. (the “Company”), is furnishing these proxy materials to you in connection with the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, May 22, 2018, at the Company’s Corporate Headquarters located at 7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada 89113 beginning at 9:00 a.m., Pacific Time. You are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals outlined in this proxy statement (“Proxy Statement”).

This Proxy Statement is dated April 20, 2018 and is first being mailed to stockholders on or about April 20, 2018.

What proposals will be voted on at the Annual Meeting and what are the recommendations of the Board?

There are four proposals scheduled to be voted on at the Annual Meeting. The proposals, and the Board’s voting recommendations with respect to such proposals, are as follows:

Proposal		Board’s Voting Recommendations
1	Election of two Class I directors to serve until the Company’s 2021 annual meeting of stockholders.	For the Board’s nominees
2	Approval, on an advisory basis, of the compensation of our named executive officers as shown in this Proxy Statement.	FOR
3	Approval of an amendment to the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan to remove the fungible share ratio provision.	FOR
4	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm (“independent auditors”) for the fiscal year ending December 31, 2018.	FOR

Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice of 2018 Annual Meeting of Stockholders accompanying this Proxy Statement. Without limiting our ability to apply the advance notice provisions in our Second Amended and Restated Bylaws (“Bylaws”) with respect to the procedures that must be followed for a matter to be properly presented at an annual meeting, if other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment. Our stockholders have no dissenter’s or appraisal rights in connection with any of the proposals to be presented at the Annual Meeting.

What is the record date and what does it mean?

The record date for the Annual Meeting is April 6, 2018 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. Only holders of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on April 6, 2018, we had approximately 68,945,834 shares of Common Stock outstanding and entitled to vote.

Shares held in treasury by the Company are not treated as being issued or outstanding for purposes of determining the number of shares of Common Stock entitled to vote.

How many votes do I have?

Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock owned as of the Record Date.

Who is a “stockholder of record” and who is a “beneficial holder”?

You are a stockholder of record if your shares of our Common Stock are registered directly in your own name with our transfer agent, Broadridge Financial Solutions, Inc. (“Broadridge”), as of the Record Date. You are a beneficial owner if a bank, brokerage firm, trustee or other agent (each, a “nominee”) holds your stock. This is often called ownership in “street name” because your name does not appear in the records of our transfer agent. If your shares are held in street name, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your nominee to obtain a legal proxy or nominee’s proxy card and bring it to the Annual Meeting in order to vote.

Who votes shares held in “street name”?

If you are a beneficial owner of shares held in “street name” by a nominee or other holder of record, and you do not give that nominee or other record holder specific instructions as to how to vote those shares, then under the rules of the New York Stock Exchange (the “NYSE”), your nominee or other record holder may exercise discretionary authority to vote your shares only on routine proposals, which, in this Proxy Statement, includes only the ratification of the appointment of the Company’s independent auditors (Proposal 4). Without your specific instructions, however, your nominee or other record holder cannot vote your shares on non-routine proposals, which, in this Proxy Statement, include the election of two Class I directors (Proposal 1), the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 2), and the approval of an amendment to the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan (the “Amended 2014 Plan”) to remove the fungible share count provision (Proposal 3). Accordingly, if you do not instruct your nominee or other record holder how to vote with respect to Proposals 1, 2 or 3, no votes will be cast on your behalf with respect to such proposals (this is referred to as a “broker non-vote”). Your nominee or other record holder, however, will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent auditors (Proposal 4). If you hold your shares in street name, please refer to the information forwarded by your nominee or other holder of record for procedures on voting your shares or revoking or changing your proxy. We encourage you to provide instructions to your nominee or other holder of record regarding the voting of your shares.

What constitutes a quorum?

The presence at the Annual Meeting, in person or represented by proxy, of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum permitting the proposals described herein to be acted upon at the Annual Meeting. Abstentions and broker non-votes are counted as present and are, therefore, included for purposes of determining whether a quorum of shares of Common Stock is present at the Annual Meeting.

What is the voting requirement to approve each of the proposals?

•

Election of two Class I directors (Proposal 1). The affirmative vote of a plurality of the outstanding shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote is required for the election to the Board of the two Class I director nominees (meaning that the director nominees who receive the highest number of shares voted “for” his or her election are elected). Stockholders do not have the right to cumulate their votes in the election of directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election; however, if a director nominee receives a specified amount of “withhold votes,” it will trigger the Company’s guideline regarding majority voting for directors.

•

The Company amended its Corporate Governance Guidelines effective July 1, 2015 to include a guideline regarding majority voting for directors. Under the majority voting guideline, if a nominee for director in an uncontested election of directors (i.e., an election other than one in which the number of director nominees exceeds the number of directorships subject to election), does not receive the vote of at least “the majority of the votes cast” at any meeting for the election of directors at which a quorum is present and no successor has been elected at such meeting, the director will promptly tender his or her resignation to the Board. For purposes of this corporate governance guideline, “the majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election, and “votes cast with respect to that director’s election” includes votes to withhold authority, but excludes abstentions and broker non-votes (i.e., failures to vote with respect to that director’s election). If a nominee for director does not receive the majority of the votes cast in an uncontested election, then that director must promptly tender his or her resignation following certification of the stockholder vote. Thereafter, the Nominating and Corporate Governance Committee is required to make a recommendation to the Board on whether to accept or reject such resignation and whether any other actions should be taken. The Board is required to take action with respect to this recommendation within 90 days following certification of the stockholder vote and to promptly disclose its decision and decision-making process. Full details of this guideline are set out in our Corporate Governance Guidelines, which are publicly available at the Corporate Governance section of the “Investors” page on our website at ir.everi.com/investor-relations/corporate-governance/governance-documents.

•

Approval, on an advisory basis, of the compensation of our named executive officers (Proposal 2). The proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, while abstentions will have the effect of a vote “AGAINST” this proposal. Although this vote is advisory and non-binding on our Board, the Board and the Compensation Committee will consider the voting results, along with other relevant factors, in connection with their ongoing evaluation of our compensation program.

•

Approval of an amendment to the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan to remove the fungible share count provision (Proposal 3). The proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, while abstentions will have the effect of a vote “AGAINST” this proposal.

•

Ratification of the appointment of our independent auditors (Proposal 4). The proposal to ratify the Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote. Brokers have discretion to vote on the ratification of our independent auditors and, as such, no votes on this proposal will be considered broker non-votes. Abstentions will have the effect of a vote “AGAINST” this proposal.

All valid proxies received prior to the Annual Meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If you are a stockholder of record and sign and return your proxy card or vote electronically without making any specific selections, then your shares will be voted in accordance with the recommendations of the proxy holders on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the Annual Meeting.

How do I vote my shares?

You can either attend the Annual Meeting and vote in person or give a proxy to be voted at the Annual Meeting. A proxy may be given in one of the following three ways:

•	electronically by using the Internet;
•	over the telephone by calling a toll-free number; or
•	by mailing the enclosed proxy card.

The Internet and telephone voting procedures have been set up for your convenience and are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been recorded properly. The Company believes the procedures that have been put in place are consistent with the requirements of applicable law.

Specific instructions for stockholders who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card. If your shares are held in street name by a nominee or other holder of record, you will receive instructions from the nominee or other record holder that you must follow in order to have your shares voted.

Who will tabulate the votes?

An automated system administered by Broadridge will tabulate votes cast by proxy at the Annual Meeting and a representative of Broadridge will tabulate votes cast in person at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements or to allow for the tabulation and/or certification of the vote.

Can I change my vote after submitting my proxy?

You can change your vote at any time before your proxy is exercised at the Annual Meeting. You may do so in one of the following four ways:

•	submitting another proxy card bearing a later date;
•	sending a written notice revoking your proxy to the Corporate Secretary of the Company at 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada 89113;
•	submitting new voting instructions via telephone or the Internet (if initially able to vote in that manner); or
•	attending the Annual Meeting and voting in person.

If you hold your shares in “street name” through a nominee or other holder of record and you have instructed the nominee or other holder of record to vote your shares, you must follow the directions received from the nominee or other holder of record to change those instructions. Please refer to the information forwarded by your nominee or other holder of record for procedures on revoking or changing your proxy.

Who is paying for this proxy solicitation?

This proxy solicitation is being made by the Company. The Company will bear the cost of soliciting proxies, including the cost of preparing, assembling, printing and mailing this Proxy Statement. The Company also will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, proxies may be solicited by certain of the Company’s directors, officers and regular employees, either personally, by telephone, facsimile or e-mail. None of such persons will receive any additional compensation for their services.

How can I find out the voting results?

The Company will report the voting results in a Current Report on Form 8-K to be filed within four business days after the end of the Annual Meeting.

How do I receive electronic access to proxy materials for future annual meetings?

Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies, which results in cost savings for the Company. If you are a stockholder of record and would like to receive future proxy materials electronically, you can elect this option by following the instructions provided when you vote your proxy over the Internet at www.proxyvote.com. If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail notification next year with instructions containing the Internet address of those materials. Your choice to view future proxy statements and annual reports over the Internet will remain in effect until you contact either your nominee or other holder of record or the Company to rescind your instructions. You do not have to elect Internet access each year.

If your shares of Common Stock are registered in the name of a brokerage firm, you still may be eligible to vote your shares of Common Stock electronically over the Internet. A large number of brokerage firms are participating in the Broadridge online program, which provides eligible stockholders who receive a paper copy of this Proxy Statement the opportunity to vote via the Internet. If your brokerage firm is participating in Broadridge’s program, your proxy card will provide instructions for voting online. If your proxy card does not reference Internet information, please complete and return your proxy card.

How can I avoid having duplicate copies of the proxy statements sent to my household?

The Securities and Exchange Commission (“SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement or if you are receiving multiple copies thereof and wish to receive only one, please notify your broker or notify the Company by sending a written request to the Company’s Investor Relations department at 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada 89113, telephone number (702) 855-3000.

When are stockholder proposals due for the 2019 Annual Meeting of Stockholders?

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy certain other conditions established by the SEC, including specifically under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be timely, a proposal to be included in our proxy statement must be received at our principal executive offices, addressed to our Secretary of the Company, not less than 120 calendar days before the date of our proxy statement that was released to stockholders in connection with the previous year’s annual meeting. Accordingly, for a stockholder proposal to be included in our proxy materials for our 2019 Annual Meeting of Stockholders, the proposal must be received at our principal executive offices, addressed to our Secretary of the Company, not later than the close of business on December 21, 2018.

Subject to certain exceptions, stockholder business that is not intended for inclusion in our proxy materials may be brought before an annual meeting so long as notice of the proposal as specified by, and subject to the conditions set forth in, our Bylaws, is received at our principal executive offices, addressed to our Secretary of the Company, not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the date of the preceding year’s annual meeting. For our 2019 Annual Meeting of Stockholders, proper notice of business that is not intended for inclusion in our proxy statement must be received no earlier than the close of business on January 22, 2019, nor later than the close of business on February 21, 2019.

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (b) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, and (c) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

PROPOSAL 1

ELECTION OF TWO CLASS I DIRECTORS

(Item No. 1 on the Proxy Card)

Our Certificate of Incorporation provides that the number of directors that shall constitute the Board shall be exclusively fixed by resolutions adopted by a majority of the authorized directors constituting the Board. The Company’s Bylaws state that the number of directors of the Company shall be fixed in accordance with the Company’s certificate of incorporation as then in effect. The authorized number of directors of the Company is currently set at seven. Our Certificate of Incorporation and Bylaws provide that the Board shall be divided into three classes constituting the entire Board. The members of each class of directors serve staggered three-year terms. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Currently, the Board is composed of the following seven members:

Class	Directors	Term Expiration
I	E. Miles Kilburn and Eileen F. Raney	2018 Annual Meeting of Stockholders
II	Geoffrey P. Judge, Michael D. Rumbolz and Ronald V. Congemi	2019 Annual Meeting of Stockholders
III	Linster W. Fox and Maureen T. Mullarkey	2020 Annual Meeting of Stockholders

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated E. Miles Kilburn and Eileen F. Raney, who are currently Class I Directors of the Company, for reelection as Class I Directors of the Company, to serve a three-year term until the 2021 Annual Meeting of Stockholders and until his or her successor is each duly elected and qualified or until his or her earlier resignation or removal. Mr. Kilburn and Ms. Raney have consented, if reelected as Class I Directors of the Company, to serve until their respective terms expire. The Board believes that Mr. Kilburn and Ms. Raney will serve if elected, but if he or she should become unavailable to serve as a director, and if the Board designates a substitute nominee, the person or persons named as proxy in the enclosed form of proxy may vote for a substitute nominee recommended by the Nominating and Corporate Governance Committee and approved by the Board.

Information Concerning the Director Nominees

Information regarding the business experience of our nominees for election as a Class I Directors is provided below.

E. Miles Kilburn
Age 55

E. Miles Kilburn has served as a member of the Board since March 2005 and currently serves as Chairman of the Board. Mr. Kilburn is the co-founder and a partner of Mosaik Partners, LLC, a venture capital firm focused on commerce enabling technology. He has been a private investor focused on the electronic payments sector since June 2004 and serves as a director of a number of privately held companies. Prior to that, Mr. Kilburn was Executive Vice President and Chief Strategy Officer of Concord EFS, Inc., a payment and network services company (which was acquired by First Data Corporation in February 2004), from 2003 to 2004, and Senior Vice President of Business Strategy and Corporate Development from 2001 to 2003. He served as Chief Executive Officer of Primary Payment Systems, Inc. (now Early Warning Services, LLC), a subsidiary of Concord EFS, Inc., from 2002 to 2003, and Chief Financial Officer from 1997 to 1999. From 1995 to 2001, Mr. Kilburn served in various roles at Star Systems, Inc., ultimately as Group Executive Vice President and Chief Financial Officer.

Skills and Qualifications: The Board believes Mr. Kilburn is qualified to serve as a member on our Board due to his management and investment experience in the financial technology and payments industry, as well as his status as an “audit committee financial expert.”

Other Directorships: Mr. Kilburn serves as a director of several privately held companies.

Eileen F. Raney
Age 68

Eileen F. Raney has served as a member of the Board since February 2016. Ms. Raney was the Vice Chair of the Board of Governors and Chair of the Audit and Finance Committee of the University Medical Center of Southern Nevada from 2014 to 2017, and during her tenure served as a member and Chair of the Audit and Finance Committee and the Strategy Committee. She has been a member of the Advisory Board for the UNLV Libraries since 2010 and served as a member of the Board of Directors and the Board’s Finance Committee at the Nevada Health Centers, a federally qualified health center in Nevada, from 2013 to 2015. From January 2011 to November 2013, Ms. Raney served as a member of the Board and a member of the Audit, Compensation and Governance Committees of the Board of SHFL entertainment, Inc., a global gaming supplier that was acquired by Bally Technologies, Inc. in November 2013. From 1988 to 2007, Ms. Raney held numerous positions with Deloitte & Touche USA, LLP, where she was hired as a Director in 1988 and made Principal in 1990. Her last position prior to retirement was National Managing Principal, Research & Development and Member, Deloitte & Touche USA Executive Committee from 2003 to 2007. She was a member of the Deloitte Board of Directors from 2000 to 2003 while serving as the Human Capital E-Business Leader. She also held the positions of Global Leader, Integrated Health Group from 1996 to 2000; and Western Regional Leader and National Co-Leader, Integrated Health Group from 1988 to 1996.

Skills and Qualifications: The Board believes Ms. Raney is qualified to serve as a member on our Board due to her experience in the gaming industry, as well as her status as an “audit committee financial expert.”

Other Directorships: Ms. Raney serves as a director of several privately held companies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF THE NOMINEES NAMED ABOVE.

Directors Not Up for Election

Each of the Company’s directors listed below will continue in office for the remainder of his or her term and until a successor is duly elected and qualified or until his or her earlier resignation or removal. Information regarding the business experience of each such director is provided below.

Class II Directors Whose Terms Will Expire in 2019

Geoffrey P. Judge
Age 64

Geoffrey P. Judge has served as a member of the Board since September 2006. Mr. Judge was a Venture Partner at iNovia Capital, a manager of early stage venture capital funds, from 2010 to 2017. He has been an active private equity investor since 2002. From 2003 to 2005, he was an investor in and the Chief Operating Officer of Preclick, a digital photography software firm. In 2002, he was the Chief Operating Officer of Media Solution Services, Inc., a provider of credit card billing insert media. From 1997 to 2002, Mr. Judge was a co-founder and Senior Vice President and General Manager of the media division of 24/7 Real Media. From 1995 to 1997, he was a Vice President of Marketing for iMarket, Inc., a software company. From 1985 to 1994, Mr. Judge was a Vice President and General Manager in the credit card division of American Express.

Skills and Qualifications: The Board believes Mr. Judge is qualified to serve as a member of our Board due to his knowledge of the Company’s business and his experience in the financial services and payments industries.

Other Directorships: Mr. Judge serves as a director of several privately held companies.

Michael D. Rumbolz
Age 64

Michael D. Rumbolz has served as our President and Chief Executive Officer since May 2016, having previously served as our Interim President and Chief Executive Officer since February 2016, and as a member of the Board since August 2010. From August 2008 to August 2010, Mr. Rumbolz served as a consultant to the Company advising the Company upon various strategic, product development and customer relations matters. Mr. Rumbolz served as the Chairman and Chief Executive Officer of Cash Systems, Inc., a provider of cash access services to the gaming industry, from January 2005 until August 2008 when the Company acquired Cash Systems, Inc. Mr. Rumbolz also has provided various consulting services and held various public and private sector employment positions in the gaming industry, including serving as Member and Chairman of the Nevada Gaming Control Board from January 1985 to December 1988. Mr. Rumbolz is a Director of Seminole Hard Rock Entertainment, LLC. Mr. Rumbolz is also the former Vice Chairman of the Board of Casino Data Systems, was the President and Chief Executive Officer of Anchor Gaming, was the Director of Development for Circus Circus Enterprises (later Mandalay Bay Group) and was the President of Casino Windsor at the time of its opening in Windsor, Ontario. In addition, Mr. Rumbolz is the former Chief Deputy Attorney General of the State of Nevada.

Skills and Qualifications: The Board believes Mr. Rumbolz is qualified to serve as a member of our Board due to his experience in the cash access and gaming industries.

Other Directorships: Mr. Rumbolz currently serves as Chairman of the Board of Directors of Employers Holdings, Inc. (NYSE: EIG), a holding company whose subsidiaries are engaged in the commercial property and casualty industry. In addition, Mr. Rumbolz currently serves as a member of the Board of Directors of VICI Properties, Inc. (NYSE: VICI).

Ronald V. Congemi
Age 71

Ronald V. Congemi has served as a member of the Board since February 2013. Mr. Congemi is an active member of the Philadelphia Federal Reserve’s Payments Advisor Council and has served as a member of the Board of Directors of Clearent LLC, a merchant processing company, and as a consultant to the Acxsys Corporation of Canada, the operating arm of the Interac debit network of Canada. He was also a paid advisor to the Gerson Lehrman Group, a global advisory firm. Mr. Congemi previously served as the Chief Executive Officer of First Data’s Debit Services Group from 2004 until his retirement at the end of 2008. Mr. Congemi also served as Senior Vice President of Concord EFS, Inc., a payment and network services company (which was acquired by First Data Corporation in February 2004), and Concord’s Network Services Group. Mr. Congemi founded Star Systems, Inc., an ATM and Personal Identification Number, or PIN, debit network in the United States, and served as its President and Chief Executive Officer from 1984 to 2008.

Skills and Qualifications: The Board believes Mr. Congemi is qualified to serve as a member of our Board due to his management experience in the payments industry.

Other Directorships: None.

Class III Director Whose Term Will Expire in 2020

Linster W. Fox
Age 68

Linster W. Fox has served as a member of the Board since May 2016. Mr. Fox served as Executive Vice President, Chief Financial Officer and Secretary of SHFL Entertainment, Inc., a global gaming supplier, from 2009 up until the company’s acquisition by Bally Technologies, Inc. in November 2013. He has also served on the Executive Advisory Board of the Lee Business School at the University of Nevada-Las Vegas from 2015 to 2016, served as interim Chief Financial Officer of Vincotech in 2009 and as Executive Vice President, Chief Financial Officer and Secretary of Cherokee International Corp. from 2005 to 2009. He has also served in a variety of executive roles over the course of 18 years at Anacomp, Inc., including Executive Vice President and Chief Financial Officer and as a member of the company’s Board of Directors. He began his career as an accountant at PriceWaterhouseCoopers LLC, is a Certified Public Accountant and has a B.S.B.A. from Georgetown University in Washington, D.C.

Skills and Qualifications: The Board believes Mr. Fox is qualified to serve as a member of our Board due to his experience in the gaming industry, as well as his status as an “audit committee financial expert.”

Other Directorships: None.

Maureen T. Mullarkey
Age 58

Maureen T. Mullarkey has served as a member of the Board since March 2018.  Ms. Mullarkey retired in 2007 as Executive Vice President and Chief Financial Officer of International Game Technology (currently known as International Game Technology PLC), a leading supplier of gaming equipment and technology, a position Ms. Mullarkey held from 1998 to 2007 and, where she served in a variety of financial and executive management positions in her 18 years with the company. Ms. Mullarkey has served since 2014 as a director of PNM Resources, Inc., a holding company with two regulated utilities providing electricity and electric services in the State of New Mexico and Texas. Ms. Mullarkey previously served as a director of NV Energy, Inc. from 2008 to 2013 until the company was sold to Mid-American Energy Holdings Company, a subsidiary of Berkshire Hathaway, Inc. Ms. Mullarkey served as Entrepreneur in Residence with The Nevada Institute of Renewable Energy Commercialization from 2009 to 2011. Ms. Mullarkey has a B.S. from the University of Texas and an M.B.A. from the University of Nevada.

Skills and Qualifications: The Board believes Ms. Mullarkey is qualified to serve as a member of our Board due to her experience in the gaming industry, as well as her status as an “audit committee financial expert.”

Other Directorships: Ms. Mullarkey currently serves as director of PNM Resources, Inc. (NYSE: PNM), a holding company with two regulated utilities providing electricity and electrical services in the States of New Mexico and Texas.

BOARD AND CORPORATE GOVERNANCE MATTERS

Corporate Governance Philosophy

The business affairs of the Company are managed under the direction of the Board in accordance with the Delaware General Corporation Law, as implemented by the Company’s Certificate of Incorporation and Bylaws. The role of the Board is to effectively govern the affairs of the Company for the benefit of its stockholders and other constituencies. The Board strives to ensure the success and continuity of business through the selection of qualified management. It is also responsible for ensuring that the Company’s activities are conducted in a responsible and ethical manner. The Company is committed to having sound corporate governance principles. Highlights of our corporate governance structure and policies include:

•	All of our directors are independent (other than our President and Chief Executive Officer).
•	“Plurality-plus” voting for directors (i.e., a plurality vote standard coupled with a mandatory resignation policy for nominees who fail to achieve an affirmative majority of votes cast).
•	Regular executive sessions of independent directors.
•	Annual Board and committee self-evaluations.
•	Risk management oversight by the Board and committees.
•	Maintenance of a Code of Business Conduct, Standards and Ethics (and related training).
•	Formal Board process for executive succession planning.
•	Entirely independent Board committees.
•	Separate Chairman and Chief Executive Officer roles.
•	Anti-hedging and anti-pledging policies.
•	Director and officer stock ownership guidelines.
•	Cash and equity compensation clawback policy.
•	Executive compensation based on pay-for-performance philosophy.
•	Absence of stockholder rights (poison pill) plan.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Currently, we separate the roles and responsibilities of the Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Board believes this structure promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer’s and his management team’s management of the business on a day-to-day basis. Currently, the Chief Executive Officer formulates our strategic direction and oversees the day-to-day management and performance of the Company, while the Chairman of the Board provides general guidance to the Chief Executive Officer and sets the agenda for and presides over Board meetings. This allows the Chief Executive Officer to focus his time and energy on operating and managing the Company while leveraging the experience and perspectives of the Chairman of the Board. The Board believes that Mr. Kilburn’s role as Chairman of the Board ensures a greater role for the non-management directors in the oversight of the Company and encourages greater participation of the non-management directors in setting agendas and establishing priorities and procedures for the work of the Board. The Board believes that having an independent Chairman of the Board also enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. In addition, Mr. Kilburn has been selected as the Presiding Director over meetings of our non-management directors that take place in executive session with no management directors or employees present. Our independent directors met in executive session with no management directors or employees present four times last year.

Board Role in Risk Oversight

Our Board is responsible for oversight of our risk assessment process. The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of our management team with respect to material risks that the Company faces, including, but not limited to: operational, financial, legal and regulatory, cybersecurity, strategic and reputational risks. The Board, or the applicable committee of the Board, receives these reports from members of our management team to enable it to identify material risks and assess management’s risk management and mitigation strategies. As part of its charter, our Audit Committee assesses risks relating to the Company’s financial statements and cybersecurity matters, oversees both the Company’s external and internal audit functions and oversees the Company’s compliance with applicable laws and regulations. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks and mitigation strategies.

Board Meetings and Attendance

During fiscal year 2017, the Board held eight meetings. The Company encourages, but does not require, its Board members to attend annual stockholders meetings. All of the Company’s then current Board members attended the Company’s 2017 Annual Meeting of Stockholders, in person or via teleconference.

Director Independence

Under independence standards established by the Board in accordance with the rules and regulations of the SEC and the NYSE, a director does not qualify as independent unless the Board affirmatively determines that the director does not have any material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, which, in the opinion of our Board, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director. The Board considers such facts and circumstances as it deems relevant to the determination of director independence. To assist in making its determination regarding independence, the Board considers, at a minimum, the following categorical standards:

•

a director who is an employee, or whose immediate family member is an executive officer, of the Company or any of its subsidiaries is not independent until three years after the end of such employment relationship;

•

a director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company or any of its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), is not independent until three years after he or she ceases to receive more than $120,000 per year in such compensation;

•

a director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company or any of its subsidiaries is not “independent” until three years after the end of the affiliation or the employment or auditing relationship;

•

a director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s or any of its subsidiaries’ present executives serve on that company’s Compensation Committee is not “independent” until three years after the end of such service or the employment relationship;

•

a director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company (which does not include charitable entities) that makes payments to, or receives payments from, the Company or any of its subsidiaries for property or services in an amount which, in any single fiscal year, exceeds the greater of $1.0 million, or 2% of such other company’s consolidated gross revenues, is not “independent” until three years after falling below such threshold; and

•

any director that has a material relationship with the Company shall not be independent. Any relationship not required to be disclosed pursuant to Item 404 of Regulation S-K of the Exchange Act shall be presumptively not material. For relationships not covered by the preceding sentence, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the Board.

The Board has determined that none of our current directors, other than Mr. Rumbolz, our President and Chief Executive Officer, has a material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), which, in the opinion of our Board, would interfere with the exercise of independent judgment by the director in carrying out the responsibilities of a director, and that each of the following current non-employee directors is independent within the meaning of independence as set forth in the rules and regulations of the SEC and the NYSE: Messrs. Kilburn, Judge, Fox and Congemi and Mses. Raney and Mullarkey.

Committees of the Board

The Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. The composition of the Board committees complies with the applicable rules of the SEC, the NYSE and applicable law. Our Board has adopted written charters for its Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The table below depicts Committee membership during fiscal year 2017, as well as the current Committee membership as of the date of this Proxy Statement. Our Board has determined that each of the members of our standing committees identified below was “independent,” as defined under and required by the rules of the SEC and the NYSE. Since February 2016, when he became our Interim President and Chief Executive Officer (prior to becoming our President and Chief Executive Officer in May 2016) and director, Mr. Rumbolz has not served on any committees of the Board.

Nominating and
Name	Audit	Compensation	Corporate Governance
E. Miles Kilburn(1)	X	X	X
Geoffrey P. Judge(2)	X	Chair	X
Ronald V. Congemi(3)	X	X	X
Eileen F. Raney(4)	X	X	Chair
Linster W. Fox(5)	Chair	X	X
Maureen T. Mullarkey(6)	X	X	X

(1)	Mr. Kilburn served as the Chair of each of the Audit and Compensation Committees until July 19, 2016.
(2)

Mr. Judge was appointed to serve as a member of the Compensation Committee effective February 13, 2016. Mr. Judge was Chair of the Nominating and Corporate Governance Committee until July 19, 2016 and was appointed to serve as the Chair of the Compensation Committee effective July 20, 2016.

(3)	Mr. Congemi was appointed to serve as a member of the Compensation Committee effective February 25, 2016.
(4)

Ms. Raney was appointed to serve as a member of the Audit, Compensation and Nominating and Corporate Governance Committees effective February 25, 2016, and was appointed to serve as the Chair of the Nominating and Corporate Governance Committee effective July 20, 2016.

(5)

Mr. Fox was appointed to serve as a member of the Audit, Compensation and Nominating and Corporate Governance Committees effective May 11, 2016, and was appointed to serve as the Chair of the Audit Committee effective July 20, 2016.

(6)	Ms. Mullarkey was appointed to serve as a member of the Audit, Compensation and Nominating and Corporate Governance Committees effective March 7, 2018.

Audit Committee. All of the members of the Audit Committee are independent for purposes of the listing standards of the NYSE as they apply to audit committee members. The Audit Committee met four times in fiscal year 2017. The Audit Committee has delegated responsibility to, among other things:

•

review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations of the SEC and the NYSE;

•

review any analyses prepared by management and/or the Company’s independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•

review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies;

•

discuss with management policies with respect to risk assessment and risk management, including information technology risks (inclusive of but not limited to data privacy and security issues) and discuss the Company’s material financial risk exposures and the steps management has taken to monitor and control such exposures;

•

review with the Company’s independent auditor, management and internal auditors any information regarding any second opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

•

review and discuss with management and the Company’s independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet arrangements and aggregate contractual obligations, on the Company’s financial statements;

•

review and discuss reports from the Company’s independent auditor regarding: (a) critical accounting policies and practices to be used by the Company; (b) alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

•	review certifications provided by the Company’s principal executive officer and principal financial officer pursuant to Sections 302 and 906 the Sarbanes-Oxley Act of 2002;
•

review and discuss with management press releases regarding the Company’s financial results and any other information provided to securities analysts and rating agencies, including any “pro-forma” information, “non-GAAP” measures or adjusted financial information; and

•

review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the Company’s independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Additionally, the Audit Committee is responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management. Further detail about the role of the Audit Committee in risk assessment and risk management is included in the section entitled “Board and Corporate Governance Matters — Board Role in Risk Oversight” above.

The Audit Committee has established policies and procedures for the pre-approval of services provided by the independent auditors. The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company.

The Audit Committee is required by rules of the SEC to publish a report to stockholders concerning the Audit Committee’s activities during the prior fiscal year. The Audit Committee’s report for 2017 and further detail about the role of the Audit Committee may be found in the “Report of the Audit Committee” later in this Proxy Statement immediately following “Proposal 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm.”

The Board has determined that Mr. Fox, the Chair of the Audit Committee, and each of Mr. Kilburn, Ms. Raney and Ms. Mullarkey, members of the Audit Committee, is an “audit committee financial expert” as defined under applicable federal securities laws.

Compensation Committee. All of the members of the Compensation Committee are independent for purposes of the listing standards of the NYSE. The Compensation Committee met six times during fiscal year 2017, either separately or in conjunction with full Board meetings. The Compensation Committee has delegated responsibility to, among other things:

•

annually review and approve the Company’s corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer’s performance in light of such goals and objectives, and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation;

•

annually review and make recommendations to the Board with respect to non-Chief Executive Officer compensation and incentive compensation plans and equity based plans that are subject to Board approval;

•

administer the Company’s non-equity incentive compensation plans and equity based plans in effect and as modified or adopted from time to time by the Board; provided that the Board shall retain the authority to interpret such plans;

•	approve any new equity compensation plan or any material change to an existing plan where stockholder approval has not been obtained; and
•	ensure appropriate overall corporate performance measures and goals are set and determine the extent that established goals have been achieved and any related compensation earned.

Pursuant to the authority granted to it in its charter, during 2017 the Compensation Committee engaged Aon Hewitt (“Aon”) as its independent executive compensation consultant. Please refer to the discussion of the “Compensation Decision Making Process — Role of Compensation Consultants” in the “Compensation Discussion and Analysis” section of this Proxy Statement for further details.

None of the Company’s management participated in the Compensation Committee’s decision to retain Aon; however, the Company’s management regularly interacted with Aon and provided information upon Aon’s request. Aon reported directly to the Compensation Committee, and the Compensation Committee may replace Aon or hire additional consultants at any time. Aon attended meetings of the Compensation Committee, as requested, and communicated with the Chair of the Compensation Committee between meetings; however, the Compensation Committee made all decisions regarding the compensation of the Company’s executive officers.

The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Aon is independent in providing executive compensation consulting services. The Compensation Committee conducted a specific review of its relationship with Aon in 2017, and determined that Aon’s work for the Compensation Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC and the NYSE. In making this determination, the Compensation Committee noted that during 2017:

•

Aon did not provide any services to the Company or its management, other than services to the Compensation Committee and the Nominating and Corporate Governance Committee, as discussed below, and its services were limited to executive and director compensation consulting. Specifically, it did not provide, directly or indirectly through affiliates, any non-executive compensation services, including, but not limited to, pension consulting or human resource outsourcing;

•	Fees from the Company were less than 1% of Aon’s total revenue;
•	Aon maintains a Conflicts Policy with specific policies and procedures designed to ensure independence;
•	None of the Aon consultants who worked on Company matters had any business or personal relationship with the Compensation Committee members;
•	None of the Aon consultants who worked on Company matters, or Aon, as a whole, had any business or personal relationship with executive officers of the Company; and
•	None of the Aon consultants who worked on Company matters directly own Company stock.

The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee are independent for purposes of the listing standards of the NYSE. The Nominating and Corporate Governance Committee met four times in fiscal year 2017. The Nominating and Corporate Governance Committee has delegated responsibility to, among other things:

•

develop and recommend to the Board, and implement, a set of corporate governance principles and procedures, which shall include, at a minimum, director qualifications and responsibilities, responsibilities of key Board committees, director compensation, director access to management and, as necessary and appropriate, independent advisors, annual Board performance evaluations, director orientation and continuing education and management selection and succession;

•

develop and recommend to the Board, and implement and monitor compliance with, a code of business conduct, standards and ethics for directors, officers and employees, and promptly disclose any waivers for directors or executive officers;

•	review and assess the adequacy of the corporate governance principals and code of business conduct, standards and ethics and recommend any changes;
•	oversee the evaluation of the Board and management on an annual basis;
•	conduct annual reviews of each director’s independence and make recommendations to the Board based on its findings;
•	assess the Board’s composition on an annual basis, including size of the Board, diversity, age, skills and experience in the context of the needs of the Board;
•

advise the Board on member qualifications for each Board committee, committee member appointments and removals, committee structure and operations (including authority to delegate to subcommittees) and committee reporting to the Board; and

•

identify individuals qualified to become Board members or executive officers, consistent with criteria approved by the Board, and select, or recommend that the Board select, the director nominees for the next annual meeting of stockholders or executive officer nominees.

Pursuant to the authority granted to it in its charter, during 2017 the Nominating and Corporate Governance Committee engaged Aon as its independent director compensation consultant. Please refer to the discussion of the “2017 Director Compensation.”

Board and Committee Meeting Attendance

Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she serves, in each case held during 2017.

Director Nomination Process

As provided in the charter of the Nominating and Corporate Governance Committee, nominations for director may be made by the Nominating and Corporate Governance Committee or by a stockholder of record entitled to vote. The Nominating and Corporate Governance Committee will consider and make recommendations to the Board regarding any stockholder recommendations for candidates to serve on the Board. Stockholders wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Company’s Investor Relations Department, Attention Nominating and Corporate Governance Committee at 7250 South Tenaya Way, Suite 100, Las Vegas, NV 89113 and providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Common Stock. Submissions must be received at our principal executive offices, addressed to our Secretary of the Company, not earlier than the close of business on the 120th day, nor later than the close of business on the 90th day, prior to the first anniversary of the date of the preceding year’s annual meeting. For our 2019 Annual Meeting of Stockholders, stockholder nominations must be received no earlier than the close of business on January 22, 2019 nor later than the close of business on February 21, 2019. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by the committee or a stockholder. The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees.

In reviewing potential nominees for the Board, the Nominating and Corporate Governance Committee considers the individual’s experience in the Company’s industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, and the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to be involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria. A detailed description of the criteria used by the Nominating and Corporate Governance Committee in evaluating potential candidates may be found in the charter of the Nominating and Corporate Governance Committee which is posted on the Company’s website at ir.everi.com/investor-relations/corporate-governance/governance-documents. In general, the Nominating and Corporate Governance Committee seeks prospective nominees with a broad diversity of experience, professions, skills and backgrounds but has no formal policies and procedures for assessing, and does not assign any specific weights to, any particular criteria. Nominees are not discriminated against on the basis of gender, race, religion, national origin, sexual orientation, disability or any other basis prohibited by law.

Communication between Interested Parties and Directors

Stockholders and other interested parties may communicate with individual directors (including the Presiding Director), the members of a committee of the Board, the independent directors as a group or the Board as a whole by addressing the communication to the named director, the committee, the independent directors as a group or the Board as a whole, c/o Secretary of the Company, Everi Holdings Inc., 7250 South Tenaya Way, Suite 100, Las Vegas, NV 89113 or via electronic mail to secretary@everi.com. The Company’s Secretary will forward all correspondence to the named director, the committee, the independent directors as a group or the Board as a whole, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the Company’s directors or executive officers.

Code of Business Conduct, Standards and Ethics and Corporate Governance Guidelines

We have adopted a Code of Business Conduct, Standards and Ethics for our directors, officers and other employees that is designed to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Business Conduct, Standards and Ethics is available on our website at ir.everi.com/investor-relations/corporate-governance/governance-documents. To the extent required by law, any amendments to, or waivers from, any provision of the Code of Business Conduct, Standards and Ethics will be promptly disclosed to the public. To the extent permitted by such legal requirements, we intend to make such public disclosure by posting the relevant material on our website in accordance with SEC rules. We have also adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities.

Access to Corporate Governance Policies

Stockholders may access the Board committee charters, the Code of Business Conduct, Standards, and Ethics and the Corporate Governance Guidelines at the Corporate Governance section of the “Investors” page on our website at ir.everi.com/investor-relations/corporate-governance/governance-documents. Copies of the Board committee charters, the Code of Business Conduct, Standards and Ethics and Corporate Governance Guidelines will be provided to any stockholder upon written request to the Secretary of the Company, Everi Holdings Inc., 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada 89113 or via electronic mail to secretary@everi.com.

2017 Director Compensation

We have a compensation program in place for our independent members of the Board for their service to the Company. Upon initial appointment to the Board, each non-employee director receives an option to purchase 100,000 shares of our Common Stock at an exercise price equal to the closing market price of our Common Stock at the date of grant. Historically, under our 2005 Stock Incentive Plan (the “2005 Plan”), for each grant, one eighth of the options vest after six months of service as a director, and the remainder vest ratably in equal monthly installments over the succeeding forty-two months; provided, however, that all outstanding unvested options held by non-employee directors vest in their entirety upon a change of control of the Company. Currently, under the Amended 2014 Plan, each grant is subject to vesting over four years, with 25% vesting on the first four anniversaries of the date of grant.

Under this compensation program for 2017, the independent members of the Board received an annual cash fee of $50,000, except for the Chair of the Board who received an annual cash fee of $75,000. In addition, each member of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee received an additional annual cash fee of $9,375, except for the Chair of each such committee who received an annual cash fee of $25,000, $12,500, and $12,500, respectively.

In addition, the independent members of the Board are typically granted options to purchase shares of our Common Stock or awards of restricted shares of our Common Stock on an annual basis. Such option and restricted stock grants historically have vested upon a schedule similar to that of the initial grants. For the 2016 and 2017 annual grants, however, members of the Board received time-based (33%) and market-based (67%) stock options, wherein the market-based awards have a vesting price hurdle of 50% and 25%, respectively, greater than the closing stock price on the grant date as well as a time-based conditioned element. Grants made under the Amended 2014 Plan are subject to equal annual vesting installments over four years. Option awards granted to the Board generally have a term of ten years.

The following table sets forth the compensation of our independent members of the Board for the fiscal year ended December 31, 2017:

	Fees earned
	or paid in	Stock	Option
Name	cash	awards	awards(1)	Total
E. Miles Kilburn(2)	$103,125	$—	$191,435	$294,560
Geoffrey P. Judge(2)	81,250	—	114,861	196,111
Ronald V. Congemi(2)	78,125	—	114,861	192,986
Eileen F. Raney(2)	81,250	—	114,861	196,111
Linster W. Fox(2)	93,750	—	114,861	208,611

(1)

Represents the fair value of the directors’ equity awards in fiscal year 2017, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Stock Compensation. For a discussion of the assumptions made in the valuation of the directors’ stock option and restricted stock awards, see the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. There were no restricted stock awards granted to our directors during the fiscal year ended December 31, 2017.

(2)	At December 31, 2017, our independent directors had the following aggregate numbers of unvested stock awards and shares underlying unvested option awards:

		Shares underlying
	Unvested	unvested
	stock awards	option awards
E. Miles Kilburn	—	249,999
Geoffrey P. Judge	—	153,749
Ronald V. Congemi	—	153,749
Eileen F. Raney	—	135,000
Linster W. Fox	—	135,000

Compensation Committee Interlocks and Insider Participation

During fiscal year 2017, no member of the Compensation Committee was, or formerly was, an officer or employee of the Company or its subsidiaries. During fiscal year 2017, no interlocking relationship existed between any member of the Company’s Board or Compensation Committee and any member of the Board of Directors or Compensation Committee of any other company, nor has such interlocking relationship existed in the past.

Chief Executive Officer and Senior Management Succession Planning

Our Board oversees Chief Executive Officer and senior management succession planning, which is reviewed at least annually. Our Chief Executive Officer, after consultation with other members of management, provides the Board with a list of key individuals with immediate impact, the critical area of such individual’s impact, short-term/interim action and long-term action. Our Board reviews this information with our Chief Executive Officer. Further, our Board periodically reviews the overall composition of our senior management’s qualifications, tenure and experience.

Regular Board and Committee Evaluations

The Board and the Audit, Compensation and Nominating and Corporate Governance Committees each have an annual evaluation process, which focuses on their role and effectiveness, as well as fulfillment of their fiduciary duties. In 2017, the evaluations were each completed anonymously to encourage candid feedback. The results of the evaluations are reported to and reviewed by the full Board. Each committee and the Board was satisfied with its performance and considered itself to be operating effectively, with appropriate balance among governance, oversight, strategic and operational matters.

Equity Ownership Policy

Equity ownership. On February 25, 2016, the Board adopted a Policy on Equity Ownership (the “Equity Ownership Policy”) for its named executive officers, other executive officers and non-employee directors, which provides that such persons shall, within five years of the later of: (i) February 25, 2016; and (ii) the date such person first becomes subject to this policy, own shares of the Company’s Common Stock with a certain value as detailed in this Proxy Statement. At December 31, 2017, all current named executive officers, other executive officers and non-employee directors either met the ownership guidelines or were within the five-year phase-in period. For more information on the Equity Ownership Policy, see “Executive Compensation – Compensation Discussion and Analysis – Additional Compensation Policies and Practices – Equity Ownership Policy.”

Clawback. In February 2016, the Board adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”). Pursuant to the Company’s Clawback Policy, in the event of a restatement of the Company’s financial results due to the misconduct of any employee, the Board or, if so designated by the Board, the Compensation Committee of the Board, is authorized to take action to recoup all or part of any incentive compensation received by a Section 16 officer of the Company. In determining whether to take action to recoup any incentive compensation received by a Section 16 officer of the Company, the Board or, if so designated, the Compensation Committee of the Board, will take into consideration whether the Section 16 officer engaged in the misconduct or was in a position, including in a supervisory role, to have been able to have reasonably prevented the misconduct that caused the restatement. For more information on the Clawback Policy, see “Executive Compensation – Compensation Discussion and Analysis – Additional Compensation Policies and Practices – Clawback Policy.”

No hedging. We do not believe our executive officers or directors should speculate or hedge their interests in our Common Stock. Our Insider Trading Policy therefore prohibits them from making short sales of our Common Stock or from purchasing or selling puts, calls or other derivative securities involving our stock.

No pledging. Our Insider Trading Policy prohibits our executive officers and directors from pledging our Common Stock.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Under procedures adopted by the Board, any transaction that is required to be reported under Item 404(a) of Regulation S-K promulgated by the SEC must be reviewed, approved or ratified by the Audit Committee. The types of transactions subject to these procedures include, but are not limited to: (i) the purchase, sale or lease of assets to or from a related person; (ii) the purchase or sale of products or services to or from a related person; or (iii) the lending or borrowing of funds from or to a related person. Approval of transactions with related persons shall be at the discretion of the Audit Committee, but the Audit Committee shall consider: (a) the consequences to the Company of consummating or not consummating the transaction; (b) the extent to which the Company has a reasonable opportunity to obtain the same or a substantially similar benefit of the transaction from a person or entity other than the related person; and (c) the extent to which the terms and conditions of such transaction are more or less favorable to the Company and its stockholders than the terms and conditions upon which the Company could reasonably be expected to negotiate with a person or entity other than the related person. Further, our Code of Business Conduct, Standards and Ethics requires our directors, officers and employees to raise with our General Counsel any material transaction or relationship that could reasonably be expected to give rise to a personal conflict of interest. Our Corporate Governance Guidelines also prohibit the Company’s making of any personal loans to directors, executive officers or their immediate family members.

Transactions with Related Persons in 2017

During fiscal year 2017, the Company did not engage in any transactions, and there are not currently proposed any transactions, or series of similar transactions, to which the Company was or will be a party, with related parties that required review, approval or ratification of the Audit Committee or any other committee.

EXECUTIVE OFFICERS

In addition to the information provided above in “Proposal 1 - Election of Two Class I Directors – Directors Not Up for Election – Class II Directors Whose Term will Expire in 2019” regarding Mr. Rumbolz, the following sets forth the Company’s current executive officers as of the date of this Proxy Statement:

Name	Age	Current Position and Offices
Michael D. Rumbolz	64	President and Chief Executive Officer
Randy L. Taylor	55	Executive Vice President and Chief Financial Officer
David J. Lucchese	59	Executive Vice President, Digital and Interactive Business Leader
Edward A. Peters	55	Executive Vice President, Sales and Marketing
Dean A. Ehrlich	49	Executive Vice President, Games Business Leader
Harper H. Ko	44	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary

Randy L. Taylor has served as our Executive Vice President and Chief Financial Officer since March 2014. Prior to his appointment as Executive Vice President and Chief Financial Officer, Mr. Taylor had served as the Company’s Senior Vice President and Controller since November 2011. Prior to joining the Company, Mr. Taylor served in various positions for Citadel Broadcasting Corporation, a radio broadcasting company, from April 1999 to September 2005 and from September 2006 to September 2011, including most recently, from 2008 to 2011, as Chief Financial Officer. In December 2009, Citadel Broadcasting Corporation filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code and emerged from reorganization under Chapter 11 in June 2010. Mr. Taylor also served as the Vice President of Finance and Corporate Controller of Bally Technologies, Inc. from September 2005 to September 2006.

David J. Lucchese has served as our Executive Vice President, Digital and Interactive Business Leader since January 2017, having previously served as our Executive Vice President, Games since January 2015, our Executive Vice President, Client Operation from March 2014 to January 2015, and our Executive Vice President, Sales from April 2010 to March 2014. Prior to joining the Company, Mr. Lucchese served in various positions for Bally Technologies, Inc., including Vice President of Sales, Games from April 2005 to April 2010 and Senior Vice President of Sales, Systems from April 2003 to April 2005. Mr. Lucchese served as Vice President of Sales for Aristocrat Technologies, Inc. from July 2001 to February 2003.

Edward A. Peters has served as our Executive Vice President, Sales and Marketing since January 2015, having previously served as Senior Vice President, Sales for the Company since November 2014. Prior to joining the Company, Mr. Peters served in various senior executive positions during the past several years, including as Senior Vice President Business Development in Global Commercial Services from February 2010 through November 2014 for Fidelity Information Services; Chief Information Officer for Silverton Bank from August 2004 through February 2010; and Senior Vice President for Prudential Bank from December 2000 through July 2004.

Dean A. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016. Prior to joining the Company, Mr. Ehrlich served in various senior executive positions with WMS Industries Inc. during the past several years from May 2003 through July 2015, which was acquired by Scientific Games Corporation in late 2013, including as Senior Vice President Global Gaming Operations. Mr. Ehrlich spent several years at Anchor Gaming from October 1994 until May 2003, which was acquired by International Game Technology in late 2001, serving in multiple leadership roles with the most recent as General Manager for its Proprietary Games division.

Harper H. Ko has served as our Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary since January 2018. Prior to joining the Company, Ms. Ko served as Deputy General Counsel, Gaming for Scientific Games Corporation, a leading gaming and lottery equipment and services supplier.  From November 2007 to November 2014, Ms. Ko served as Assistant General Counsel for Bally Gaming, Inc., joining Scientific Games following its acquisition of Bally Gaming, Inc.  Ms. Ko also served as a Contract Attorney with Harrah’s Operating Company and as Associate Corporate Counsel for Aristocrat Technologies, Inc.

PROPOSAL 2

ADVISORY (NON-BINDING) VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

(SAY-ON-PAY)

(Item No. 2 on the Proxy Card)

The Dodd-Frank Act, enacted in 2010, requires that companies provide their stockholders with the opportunity to vote, on an advisory (non-binding) basis, whether to approve the compensation of companies’ named executive officers, commonly referred to as a “say-on-pay” vote, at least once every three years. In a vote held at our 2017 annual meeting of stockholders, our stockholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors considered by the Board, we adopted a frequency of obtaining say-on-pay votes on an annual basis.

The say-on-pay vote is a non-binding advisory vote on the compensation of our named executive officers as described in the “Compensation Discussion and Analysis” section, including the tabular disclosure and accompanying narrative disclosure regarding such compensation, in this Proxy Statement. The say-on-pay vote is not a vote to approve our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects Company performance, job complexity and the strategic value of the applicable position, while ensuring long-term retention, motivation and alignment with the long-term interests of the Company’s stockholders. We encourage you to carefully review the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details on the Company’s executive compensation, including our compensation philosophy and objectives and the processes our Compensation Committee and the Board used to determine the structure and amounts of the compensation of our named executive officers for the year ended December 31, 2017.

The vote solicited by this Proposal 2 is advisory and, therefore, is not binding on us, our Board or our Compensation Committee, nor will its outcome require us, our Board or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by us or our Board. Furthermore, because this non-binding, advisory vote primarily relates to the compensation of our named executive officers that we have already paid or are otherwise contractually committed to pay, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our stockholders and will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate for us to take in the future to address those concerns. In 2017, our say-on-pay proposal received the support of 99.0% of the shares voted, which we believe indicates strong support for our compensation program and practices. Nevertheless, we will continue to solicit feedback, engage with our investors, and evaluate the effectiveness of our pay practices in aligning management and stockholder interests.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal 2:

“RESOLVED, that the stockholders of Everi Holdings Inc. approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S- K, set forth in the Company’s definitive proxy statement for the 2018 Annual Meeting of Stockholders.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION

The Company is a holding company, the principal asset of which is the capital stock of Everi Payments Inc. (“Everi Payments”), and the capital stock of Everi Games Holding Inc. (“Everi Games Holding”), which is the parent of Everi Games Inc. (“Everi Games”). All of the executive officers of the Company are employees of Everi Payments, other than Mr. Ehrlich and Mr. Lucchese who are employees of Everi Games. All references in this Proxy Statement to executive compensation relate to the executive compensation paid by Everi Payments or Everi Games to such executive officers.

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis (“CD&A”) describes the philosophy, objectives and structure of our 2017 executive compensation program. This CD&A is intended to be read in conjunction with the tables beginning on page 43, which provide further historical compensation information for our following named executive officers as of December 31, 2017 (“named executive officers” or “NEOs”):

Name	Current Title
Michael D. Rumbolz	President and Chief Executive Officer
Randy L. Taylor	Executive Vice President and Chief Financial Officer
Edward A. Peters	Executive Vice President, Sales and Marketing
Dean A. Ehrlich(1)	Executive Vice President, Games Business Leader
Juliet A. Lim(2)	Former Executive Vice President, Payments Business Leader, Chief Legal Officer and Corporate Secretary

(1)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(2)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

Quick CD&A Reference Guide

Executive Summary	Section I
Compensation Philosophy and Objectives	Section II
Compensation Decision Making Process	Section III
Compensation Competitive Analysis	Section IV
Elements of Compensation	Section V
Additional Compensation Practices and Policies	Section VI

I. Executive Summary

Throughout 2017, the Company successfully implemented strategies that have stabilized the business and strengthened the Company going forward. This has included improving efficiencies, innovating new content and increasing discipline related to expense management. The Company has also improved product offerings and currently has its most diverse portfolio of gaming and payments solutions.

The Company’s executive compensation program is designed to pay for performance – that is, to reward executives in a manner that is proportionate to the achievement of established goals. These goals may be expressed in terms of Company-wide performance, operating segment performance or individual performance.

In short, we believe our pay program is effective, and the past year is a strong affirmation of this belief. Our business performance in 2017 has been reflected in our executive pay outcomes and Compensation Committee decisions. For example:

•

Short-Term Incentive Payouts: Our Adjusted EBITDA was $212.8 million, slightly above our threshold performance level. As such, executives did receive annual cash incentives for this financial goal, which accounted for approximately 75% of their annual incentive (See Appendix A to this Proxy Statement for a reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures disclosed in this CD&A. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, financial results prepared in accordance with GAAP).

•

Certain Base Salary Increases or Bonus Opportunity Increases: In light of corporate performance, the Compensation Committee determined that the Chief Executive Officer and the Chief Financial Officer should receive merit increases to their respective base salaries and target bonus opportunities in 2017.

•

Equity Grants in 2017: The Compensation Committee concluded that executive equity grants are a beneficial vehicle for retaining and motivating the executive team to pursue the creation of long-term sustainable stockholder value. The Compensation Committee continued the practice initiated in 2016 relating to the design of long-term awards, wherein 67% of the awards were delivered as market-based stock options. The vesting price hurdle was set at 25% greater than the closing stock price on the grant date as well as a time-based conditioned element.

•

Realizable Pay values: The following table illustrates how the value of actual and potential executive compensation fluctuates with stock price. As shown below, the realizable pay of the NEOs has risen and fallen with the corresponding changes in stock price. As such, this illustration is one approach used to highlight how compensation is linked to shareholder returns.

Realizable Pay

Paying for performance continues to be the foundation of our compensation program. Our strong belief in this foundation can be demonstrated simply: we have granted options that do not vest unless significant stock price increases are achieved. Therefore, the grant date value of compensation packages (as displayed in the “2017 Summary Compensation Table”) are not always reflective of the actual realizable pay value of the compensation packages received by the executive team over the last several years.

To demonstrate, the following chart shows the difference between the reported pay, as disclosed in the “2017 Summary Compensation Table,” of our NEO team and the realizable pay values of those awards as of the end of the 2017 fiscal year, and as of a more current date:

“SCT” pay is the pay level disclosed in the “2017 Summary Compensation Table.” This includes actual base salary, actual annual bonuses received, and long-term incentive components (restricted stock awards and annual stock option grants) based on the grant date fair value.

“Realizable” pay is defined as the compensation earned or deliverable, including: actual salary received, actual annual bonuses received, and the intrinsic value of long-term incentive plan components, as valued on December 29, 2017 (the last trading day of the 2017 fiscal year) using the year-end share price of $7.54 per share, and as valued on April 3, 2018 using the closing share price on that date of $6.23 per share.

Components of Our Compensation Program

The Compensation Committee oversees our executive compensation program, which includes several compensation elements that have each been tailored to incentivize and reward specific aspects of Company performance that the Board believes are central to delivering long-term stockholder value. Key components of our 2017 compensation program are:

Base Salary

•Individual salaries are established and negotiated at the time of hire and adjusted thereafter in the Compensation Committee’s discretion.

•Initial salaries are set based on the executive officer’s scope of responsibilities in the context of the overall size of the Company and are designed to be competitive with market and industry norms, and to reflect individual performance.

Short-Term Incentives

•Cash incentives are intended to reward the achievement of annual corporate financial goals as well as individual accomplishments and contributions.

•For 2017, these cash incentives were based 75% on the achievement of Adjusted EBITDA goals and 25% on the achievement of Individual Performance Goals.

Long-Term Incentives

•Long-term equity awards focused on incentivizing executives to deliver long-term stockholder value, while also providing a retention vehicle for top executive talent.

•For 2017, we granted a mix of market-based stock options (67% of value mix) with vesting price hurdles set at 25% above grant date closing price with a time-based conditioned element, and time-based stock options (33%).

Compensation Governance Practices

Our compensation governance framework and pay-for-performance philosophy provide appropriate incentives to our executives to achieve our financial and strategic goals without encouraging them to take excessive risks in their business decisions.

Best Practices We Employ
✓	A meaningful amount of NEO compensation is tied to variable performance.
✓	Performance metrics are directly tied to value creation for stockholders.
✓	Robust stock ownership guidelines of 6x salary for the Chief Executive Officer, 3x for NEOs, and 5x annual cash retainer fees for non-employee directors.
✓	Incentive compensation “clawback” policy.
✓	Change in control severance requires a double trigger, commencing with equity award grants made in 2015.
✓	Compensation Committee is comprised entirely of independent directors.
✓	Compensation Committee engages an independent consultant.
✓	Compensation Committee regularly meets in executive session without management present.
✓	Proactive stockholder engagement process.
✓	Annual risk assessment of the compensation program.
✓	Incentive program design that discourages excessive risk taking.
✓	Hedging and short sales are not permitted.
✓	Pledging is not permitted without pre-approval.
✓	Supplemental Executive Retirement Plan (SERP) benefits are not provided.

2017 Target Total Compensation

To promote a performance-based culture that aligns the interests of management and stockholders, in 2017 the executive compensation program focused extensively on variable compensation. For example, our target pay mix is as follows:

2017 Say-on-Pay Results

At our 2017 Annual Meeting of Stockholders, the say-on-pay proposal received the support of approximately 99% of the shares voted, which we believe indicates strong support for our compensation program and practices. The Compensation Committee believes the support for our ongoing efforts to improve and refine our compensation program and further align management and stockholder interests was reflected in the strong support for our 2017 say-on-pay proposal.

II. Compensation Philosophy and Objectives

The principal objective of the Company’s executive compensation policies is to align the executives’ incentives with the achievement of the Company’s strategic goals, which are in turn designed to enhance stockholder value. In order to achieve that objective, the Company’s executive compensation policies are designed to help the Company attract and retain the services of key personnel who possess the necessary leadership and management skills, motivate key employees to achieve specified goals and ensure that compensation provided to key employees is both fair and reasonable in light of performance and competitive with the compensation paid to executives of similarly situated companies. The Company has attempted to design its executive compensation policies to incent its executives to achieve the Company’s strategic goals, while at the same time discouraging them and other employees from taking excessive risk.

Our executive compensation program consists of base salary, annual cash incentives, and long-term equity incentives, as well as benefits that are generally available to our salaried employees and limited perquisites. Perquisites generally include, among other things, moving expenses and reimbursement of other out-of-pocket expenses. We believe that spreading compensation across these three primary components achieves our compensation objectives:

✓	Promotes Pay-for-Performance
✓	Establishes competitive executive target pay levels
✓	Balances fixed and at-risk compensation appropriately
✓	Balances short-term and long-term goals appropriately
✓	Aligns the interests of management and stockholders
✓	Manages compensation risk

III. Compensation Decision Making Process

Overall Compensation Determinations

All of our current NEOs are parties to employment agreements. The level of base salary to be paid to those officers over the term of their respective employment agreements and their individual target bonus percentages are initially determined in connection with the negotiation process relating to such agreements or any amendments thereof, and later adjusted as necessary during the Compensation Committee’s annual review of an executive’s performance.

Role of the Board

Our Board has appointed a Compensation Committee, consisting exclusively of independent directors. The Compensation Committee’s charter authorizes our Compensation Committee to review and approve or to recommend for approval to the full Board, the compensation of our Chief Executive Officer and other executives. Our Board has authorized our Compensation Committee to make various decisions with respect to executive compensation. However, the Board also may make determinations and approve compensation in its discretion, including where the Compensation Committee recommends that the Board considers such executive compensation matters.

Role of the Compensation Committee

Our Compensation Committee evaluates the performance of our Chief Executive Officer and approves the compensation for our Chief Executive Officer in light of the goals and objectives of our compensation program for that year. Our Compensation Committee annually assesses the performance of our other executives, and, based in part on the recommendations from our Chief Executive Officer, approves the compensation of these executives. Our Compensation Committee retains, and does not delegate, any of its responsibility to determine executive compensation.

Role of Management

At the request of our Compensation Committee, our Chief Executive Officer may attend a portion of our Compensation Committee meetings, including meetings at which our Compensation Committee’s compensation consultants are present. This enables our Compensation Committee to review, with our Chief Executive Officer, the corporate and individual goals that the Chief Executive Officer regards as important to achieve our overall business objectives. Our Compensation Committee also requests that our Chief Executive Officer assesses the performance of, and our goals and objectives for, certain other officers as deemed appropriate, including our other NEOs. In addition, our Compensation Committee may request certain other executives to provide input on executive compensation, including assessing individual performance and future potential, market data analyses and various compensation decisions relating to bonuses, equity awards and other pay during the year. None of our executives generally attends any portion of Compensation Committee meetings at which his or her compensation is discussed.

Role of Compensation Consultants

Pursuant to the authority granted to it in its charter, the Compensation Committee may engage an independent executive compensation consultant. The consultant reports directly to the Compensation Committee, who may replace the consultant or hire additional consultants at any time. The compensation consultant attends meetings of the Compensation Committee, as requested, and may communicate with the Chair of the Compensation Committee between meetings; however, the Compensation Committee makes all decisions regarding the compensation of the Company’s executive officers.

The compensation consultant provides services to the Compensation Committee, including, but not limited to: advice on compensation philosophy, incentive plan design, executive job compensation analysis, stockholder engagement and CD&A disclosure, among other compensation topics. The compensation consultant provides no additional services to the Company, other than the consulting services provided to the Compensation Committee and the Nominating and Corporate Governance Committee. In 2017, Aon served as the Compensation Committee’s independent compensation consultant and provided the foregoing services to the Compensation Committee.

The Compensation Committee conducted a specific review of its relationship with Aon in 2017, and determined that Aon’s work for the Compensation Committee did not raise any conflicts of interest. Aon’s work has conformed to the independence factors and guidance provided by the Dodd-Frank Act, the SEC and the NYSE.

Compensation Risk Oversight

The Compensation Committee has reviewed and discussed the concept of risk as it relates to the Company’s compensation policies and it does not believe that the Company’s compensation policies encourage excessive or inappropriate risk taking. Further, the Compensation Committee has endorsed and adopted several measures in the past year to further discourage risk-taking, such as robust stock ownership guidelines for its executives and non-employee directors, and a clawback policy that grants the Compensation Committee broad discretion to recover incentive awards from Section 16 officers in the unlikely event that incentive plan award decisions were based on financial results that are subsequently restated.

The Compensation Committee identified no material risks in the compensation programs in 2017.

IV. Compensation Competitive Analysis

In 2015, the Compensation Committee worked with its independent consultant, Aon, to create a meaningful peer group for the purposes of assessing the competitiveness and appropriateness of the Company’s NEO compensation in the market. To formulate this peer group, the committee looked to identify two types of businesses: Games and Payments, which represent the two core businesses of the Company. From there, the Compensation Committee and Aon screened potential peers for similar size and complexity, using revenue, market capitalization, and enterprise value as its guiding metrics.

Given the complexities and volatility of the industry, the Compensation Committee believes it is not appropriate to rigidly benchmark executive pay to a specific percentile of the group. Instead, the Compensation Committee uses the comparative data merely as a reference point in exercising its judgment about compensation design and setting appropriate target pay levels.

Our peer group consists of the following companies:

Comparator Company	Ticker	Type
Boyd Gaming Corporation	BYD	Gaming
Scientific Games Corp.	SGMS	Gaming
Churchill Downs Inc.	CHDN	Gaming
JAKKS Pacific, Inc.	JAKK	Gaming
Zynga, Inc.	ZNGA	Gaming
Glu Mobile, Inc.	GLUU	Gaming
Pinnacle Entertainment	PNK	Gaming
Red Rock Resorts, Inc.	RRR	Gaming
Eldorado Resorts, Inc.	ERI	Gaming
Tropicana Entertainment Inc.	TPCA	Gaming
Golden Entertainment Inc.	GDEN	Gaming
VeriFone Systems, Inc.	PAY	Payments
Euronet Worldwide, Inc.	EEFT	Payments
Moneygram International Inc.	MGI	Payments
Blackhawk Network Holdings, Inc.	HAWK	Payments
Cardtronics, Inc.	CATM	Payments
WEX Inc.	WEX	Payments
Green Dot Corporation	GDOT	Payments
ACI Worldwide, Inc.	ACIW	Payments
Evertec, Inc.	EVTC	Payments
20 Peers

V. Elements of Compensation

The Company’s executive compensation policy is simple and transparent in design, and consists primarily of base salary, annual cash incentive awards and long-term equity incentive awards for fiscal year 2017.

Summary Overview

Type	Element	Performance Period	Objective	Performance Measured and Rewarded for 2017
Fixed	Base Salary	Annual	Recognizes an individual’s role and responsibilities and serves as an important retention vehicle	• Reviewed annually and set based on market competitiveness, individual performance and internal equity considerations
Annual Cash Incentive Plan
Performance -based	Annual Bonus	Annual	Rewards achievement of annual financial objectives and individual performance goals	• Adjusted EBITDA (75%) • Individual Performance Goals (25%)
Long-Term Incentive Plan
Performance -based	Market-Based Stock Options	Long-Term	Supports the achievement of strong share price growth

•   Vesting price hurdle set 25% above grant date closing price

•   If vesting price hurdle is not met as of annual vesting date, the price hurdle must be obtained for 30 consecutive trading days for the awards to vest

	Time-Based Stock Options	Long-Term	Aligns the interests of management and stockholders and serves an important retention vehicle	• Vests ratably over four years

Base Salaries

Base salaries are intended to provide an appropriate level of assured cash compensation that is sufficient to retain the services of our executives. Base salaries are reviewed annually in connection with the Company’s performance review process, and are determined based upon the following factors:

•	Position and responsibility;
•	Job performance, and expected contribution to the Company’s future performance;
•	Market factors, including the market compensation profile for similar jobs and the need to attract and retain qualified candidates for high-demand positions;
•

Internal value of the executive’s role based on the relative importance of the job as compared to the Company’s other executive officers, as measured by the scope of responsibility and performance expectations; and

•	Retention risk and the Company’s need to retain high performing and high potential executives.

In 2017, base salary compensation was as follows:

	2016	2017
NEO	Base Salary	Base Salary
Michael D. Rumbolz(1)	$600,000	$600,000
Randy L. Taylor(1)	400,000	400,000
Edward A. Peters	400,000	400,000
Dean A. Ehrlich(2)	—	400,000
Juliet A. Lim(3)	400,000	400,000

(1)

In connection with the Company’s performance review process, the Compensation Committee increased the base salary for Mr. Rumbolz and Mr. Taylor to $700,000 and $475,000, respectively, effective November 6, 2017.

(2)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(3)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

Annual Cash Incentives

All of our NEOs were eligible for the 2017 annual cash incentive plan, which promoted the Company’s pay-for-performance philosophy by providing executives with direct financial incentives in the form of annual cash incentive awards for achieving pre-determined individual and Company performance goals.

Each NEO’s annual cash incentive award target is established as a percentage of base salary. Such target cash bonus percentage was either negotiated and set forth in the NEO’s employment agreement or otherwise established by the Compensation Committee. The following targets, which were also used in 2016, were employed in 2017:

Name	Target	Maximum
	(As a % of base salary)
Michael D. Rumbolz	100%	150%
Randy L. Taylor	50%	75%
Edward A. Peters	50%	100%
Dean A. Ehrlich(1)	50%	75%
Juliet A. Lim(2)	50%	75%

(1)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(2)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

2017 Performance Metrics

For 2017, the Company’s annual non-equity incentive plan for executives consisted of two performance metrics: (a) Adjusted EBITDA (75% weighting) and (b) Individual Performance Goals (25% weighting).

Metric	Weight	Threshold - 1	Threshold - 2	Target	Threshold - 3	Maximum	Actual Performance
Adjusted EBITDA	75%	$206M to $209M 50% to 75%	$209M to $212M 75% to 100%	$212M to $215M 100%	$215M to $218M 100% to 125%	$218M to $220M 125% to 150%	$213M
Individual Performance Goals	25%	$205M	n/a	n/a	n/a	n/a	n/a

In 2017, the Individual Performance Goals, established by the Compensation Committee, and weighted equally, consisted of goals related to:

Corporate Strategy

•   Continue to lead in product innovation and technology for the gaming industry.

•   Maintain and expand the Company’s operating footprint through strategic acquisitions, alliances or technology development to achieve growth targets.

•   Develop a complimentary product and services approach to the sales and marketing efforts which appeals to all of the Company’s customers and their respective operations.

Leadership	• Fill any vacancies in the senior management team with seasoned executives that are capable and committed to the Company’s corporate objectives.
Enhance Customer and Community Relationships

•   Enhance the Company’s customer communications efforts with efficient and effective resources to ensure targeted and accurate information dissemination.

•   Implement procedures to measure and ensure customer satisfaction with the Company’s products.

2017 Actual Payouts

For the year ended December 31, 2017, the Company reported Adjusted EBITDA of $212.8 million, which was above the $212.0 million threshold for the objective (Adjusted EBITDA) target and the $205.0 million threshold for the subjective (Individual Performance Goals) target. Therefore, under the formula outlined above, the NEOs received a 100% of the 75% payout with respect to the Company’s Adjusted EBITDA objective performance target. The NEOs received slightly less than the 25% payout percentage with respect to the Individual Performance Goals performance target, except for one individual who received the full payout. Moreover, certain NEOs received additional payouts based on the Compensation Committee’s assessment of the accomplishments achieved by these particular NEOs during the year. These payouts are reflected in the “2017 Summary Compensation Table” under the “Bonus” column.

Long-Term Equity Incentive Awards

We believe that the award of stock-based compensation and incentives is an effective way of aligning our executives’ interests with the goal of enhancing stockholder value. Due to the direct relationship between the value of an equity award, on the one hand, and the Company’s stock price, on the other, we believe that equity awards motivate executives to manage the Company’s business in a manner that is consistent with stockholder interests. Equity awards are intended to focus the attention of the recipient on the Company’s long-term performance, which we believe results in improved stockholder value. Through the grant of stock options and restricted stock awards that vest over time, we can align executives’ interests with the long-term interests of our stockholders who seek appreciation in the value of our Common Stock. To that end, the time-based equity awards that we grant to executives typically vest and become fully-exercisable over a four-year period. The grant of equity awards also provides significant long-term earnings potential in a competitive market for executive talent.

The principal factors considered in granting stock options or restricted stock awards and determining the size of grants to executives are prior performance, level of responsibility, the amounts of other compensation attainable by the executive and the executive’s ability to influence the Company’s long-term growth and profitability. Our Compensation Committee does not apply any quantitative method for weighing these factors and a decision to grant an award is primarily based upon a subjective evaluation of the executive’s past performance as well as anticipated future performance.

Mix of Equity Incentive Awards

Our long-term equity compensation program currently consists of two award types:

•	Market-based stock option awards
•	Time-based stock option awards

2017 Awards

In keeping with the Company’s commitment to strengthening its overall corporate governance, including its compensation program, the Company continued the practice initiated in 2016 of granting 67% of market-based stock options and 33% of time-based stock options in order to continue to incentivize, motivate and retain the executive team, while further strengthening and demonstrating the alignment of management and stockholder interests.

VI. Additional Compensation Policies and Practices

Equity Ownership Policy

The Company and its stockholders are best served by a board and executive team that manage the business with a long-term perspective. As such, the Company adopted the Equity Ownership Policy in February 2016, as the Company believes stock ownership is an important tool to strengthen the alignment of interests among stockholders, directors and executive officers. The policy provides that the applicable required level of equity ownership is expected to be satisfied by our directors and executive officers within five years of the later of: (i) February 25, 2016; and (ii) the date such person first becomes subject to the Equity Ownership Policy.

The Compensation Committee will receive periodic reports of the ownership achieved by each director and executive officer. Until such time as such person satisfies the equity ownership requirement, the achievement level of ownership will be determined by reference to the average closing stock price of our Common Stock during the fiscal year ended immediately prior to the determination date. Once the equity ownership requirement has been satisfied, future increases or decreases in the equity price of our Common Stock will not impact the compliance of our directors and executive officers with these guidelines, as long as such person holds the number of shares he or she had at the time he or she achieved the required ownership level.

The following table sets forth the required salary multiples for each category of person subject to the policy:

Current NEO	Required Salary Multiple
President and Chief Executive Officer	6x base salary
All other NEOs	3x base salary
Other officers	1x to 2x base salary
Outside directors	5x annual cash retainer

The value of all of the following types of Company stock or stock options owned by or granted to an executive, other officer or director qualifies toward the participant’s attainment of the target multiple of pay:

•	Shares owned outright/shares beneficially owned (including by a family member and/or in a trust)
•	Vested restricted stock
•	Shares owned through the Company’s 401(k) plan (if applicable)
•	Shares underlying vested, but unexercised, stock options (based on the excess of the market price of the stock over the exercise price and after deducting any tax withholding obligations)

At December 31, 2017, all current named executive officers, other officers and non-employee directors either met the ownership guidelines or were within the five-year phase-in period.

Clawback Policy

The Board of the Company adopted an Incentive Compensation Clawback Policy in February 2016, which entitles the Company to recover certain compensation previously paid to its Section 16 officers. The policy provides that, in the event of a restatement of the Company’s financial statement for any fiscal year commencing after December 31, 2015 that is due to the misconduct of any employee, the Board or, if so designated by the Board, the Compensation Committee of the Board, is authorized to take action to recoup all or part of any incentive compensation received by a Section 16 officer of the Company. For purposes of this policy, incentive compensation includes any cash compensation or an award of equity compensation from the Company that is based in whole or in part on the achievement of financial results by the Company, including, but not limited to, any bonus, incentive arrangement or equity award, but excluding base salary. The policy defines misconduct as the willful commission of an illegal act, fraud, intentional misconduct or gross recklessness in the performance of an employee’s duties and responsibilities. In determining whether to take action to recoup any incentive compensation received by a Section 16 officer of the Company, the Board or, if so designated, the Compensation Committee of the Board, will take into consideration whether the Section 16 officer engaged in the misconduct or was in a position, including in a supervisory role, to have been able to have reasonably prevented the misconduct that caused the restatement.

In addition, as directed by the Dodd-Frank Act, the SEC has issued proposed rules which, if adopted in final form, would require issuers to seek recovery from executive officers in certain circumstances involving financial restatements. As of the date of this Proxy Statement, the SEC has not issued final rules implementing this portion of the Dodd-Frank Act. Once the SEC issues final rules regarding the required form of a clawback policy under the Dodd-Frank Act, we expect to amend our Clawback Policy accordingly.

Anti-Hedging and Pledging Policies

Under our Insider Trading Policy, directors and executive officers, as well as other employees, are prohibited from engaging in the following activities with respect to the Company’s Common Stock:

•	Hedging their interest in Company shares by selling short or trading or purchasing “put” or “call” options on our Common Stock or engaging in similar transactions; and
•	Pledging any shares of our Common Stock without prior clearance from our Corporate Compliance Officer as outlined in our Insider Trading Policy.

As of the date of this Proxy Statement, no shares of Company Common Stock were pledged by any director or executive officer.

Tax Deductibility

Section162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally limits the corporate tax deduction for compensation paid to the chief executive officer and the three other most highly compensated executives (other than the Chief Financial Officer) to $1.0 million annually, unless certain requirements are satisfied. To maximize the corporate tax deduction, our incentive plans in 2017 were designed so that certain awards under those plans could comply with the requirements of Section 162(m) of the Code. As the $1.0 million limit does not apply to compensatory amounts that qualify as performance-based compensation under Section 162(m), certain of our performance-based awards made pursuant to these plans were intended to qualify for corporate tax deductibility. The ability to rely on this performance-based compensation exclusion was generally eliminated in connection with the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) that was enacted on December 22, 2017 and the limitation on deductibility generally was expanded to include all named executive officers, including the Chief Financial Officer position, which was a function that was previously excluded from the then existing provisions set forth in the Code. As a result, the Company may no longer take a deduction for any compensation paid to its named executive officers to the extent NEO compensation is in excess of $1.0 million, unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. As a general matter, in making its previous NEO compensation decisions, the Compensation Committee endeavored to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining competitive compensation; however, the Compensation Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that are in the best interests of the Company and its stockholders, which may result in uncertainty and ambiguity with respect to the application and interpretation of the provisions set forth in Section 162(m) of the Code as amended by the enactment of the 2017 Tax Act. Furthermore, the Compensation Committee intends to continue its use of performance-based compensation to the extent that compliance with Code requirements does not conflict with the Company’s compensation objectives. In some cases, the Compensation Committee believes the loss of some portion of a corporate tax deduction may be necessary and appropriate in order to provide the compensation necessary to attract and retain qualified executives.

Retirement Plans

We have established and maintain a retirement savings plan under Section 401(k) of the Code to cover our eligible employees, including our executive officers. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a tax deferred basis through contributions to the 401(k) plan. Our 401(k) plan is intended to constitute a qualified plan under Section 401(a) of the Code and its associated trust is intended to be exempt from federal income taxation under Section 501(a) of the Code. We make contributions to the 401(k) plan for the benefit of certain executive officers.

Severance Benefits

In order to retain the ongoing services of our NEOs, we have provided the assurance and security of severance benefits and change in control payments, which is described below under the caption “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

We believe that these severance benefits and change in control payments reflect the fact that it may be difficult for such executives to find comparable employment within a short period of time and that providing such benefits should eliminate, or at least reduce, the reluctance of senior executives to pursue potential change in control transactions that may be in the best interests of stockholders. We believe that these benefits are appropriate in size relative to the overall value of the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Members of the Compensation Committee:

Geoffrey P. Judge (Chair)

Ronald V. Congemi

Linster W. Fox

E. Miles Kilburn

Eileen F. Raney

Compensation of Named Executive Officers

2017 Summary Compensation Table

The following table sets forth the total compensation earned for services rendered in 2017 by our principal executive officer, our principal financial officer and the three other persons whose total compensation for the fiscal year ended December 31, 2017 was in excess of $100,000 and who were serving as executive officers at the end of that fiscal year.

Name and principal position	Year	Salary	Bonus(1)	Stock awards(2)	Option awards(3)	Non-equity incentive plan compensation(4)	All other compensation(5)		Total
Michael D. Rumbolz	2017	$614,795	$603,497	$266,400	$712,316	$—	$9,787		$2,206,795
President and Chief,	2016	507,692	132,377	—	601,162	—	17,348		1,258,579
Executive Officer

Randy L. Taylor	2017	411,096	254,365	—	405,842	—	9,793		1,081,096
Executive Vice President,	2016	400,000	65,000	—	215,959	—	9,779		690,738
Chief Financial Officer	2015	389,423	—	—	930,000	—	15,568		1,334,991

Edward A. Peters	2017	400,000	198,650	—	405,842	—	65,714	(6)	1,070,206
Executive Vice President,	2016	400,000	55,000	—	215,959	—	16,198		687,157
Sales Marketing	2015	392,308	—	—	465,000	—	36,768		894,076

Dean A. Ehrlich (7)	2017	400,000	197,300	—	405,842	—	7,366		1,010,508
Executive Vice President,
Games Business Leader

Juliet A. Lim (8)	2017	400,000	230,000	—	405,842	—	3,828		1,039,670
Former Executive Vice	2016	400,000	65,000	—	215,959	—	9,779		690,738
President, Payments	2015	397,308	—	—	930,000	—	15,957		1,343,265
Business Leader,
Chief Legal Officer,
Corporate Secretary

(1)

Represents the amount of discretionary cash bonus earned for the fiscal year. Amounts earned for a particular fiscal year are typically paid out to the NEOs in the first quarter of the following calendar year.

(2)

Represents the fair value of the NEOs’ restricted stock grants, as calculated in accordance with FASB ASC Topic 718, Stock Compensation. For a discussion of the assumptions made in determining the valuation of the restricted stock awards, see our notes to the financial statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2017, 2016 and 2015.

(3)

Represents the fair value of the NEOs’ stock option grants, as calculated in accordance with FASB ASC Topic 718 Stock Compensation. For a discussion of the assumptions made in determining the valuation of the stock option awards, see our notes to the financial statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2017, 2016 and 2015.

(4)

Represents the amount of cash bonus earned under the Company’s annual cash incentive plan for the fiscal year. Amounts earned for a particular fiscal year are typically paid out to the NEOs in the first quarter of the following calendar year.

(5)	Includes contributions made by the Company under its 401(k) plan and cost of short-term and long-term disability coverage.
(6)	Includes moving related expenses of $55,921.

(7)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(8)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Rumbolz, our Chief Executive Officer and President. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2017, our last completed fiscal year:

•	the median of the annual total compensation (inclusive of base salary, bonus and other items, as described below) of all our employees, other than Mr. Rumbolz, was $69,108; and
•	the annual total compensation of Mr. Rumbolz, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $2,206,795.
•

Based on this information, for 2017, the ratio of the annual total compensation of Mr. Rumbolz, our Chief Executive Officer and President, to the median of the annual total compensation of all employees was 31.9 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” we took the following steps:

1.

We determined that, as of December 31, 2017, we had 1,100 employees, with approximately 97% and 3% of the individuals located domestically in the United States (the “U.S.”) and internationally in various foreign jurisdictions, respectively.

2.

The relevant payroll and other compensation data for our employee population are maintained in a single system located at our principal headquarters in the U.S. and were utilized to identify the “median employee” from our employee population. To identify the “median employee” from our employee population, we compared the amount of base salary of our employees as reflected in our payroll records and included as part of the total compensation reported to the Internal Revenue Service on Form W-2 for 2017. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

3.

Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in the annual total compensation presented in the pay ratio calculation. The difference between such employee’s base salary and the employee’s annual total compensation represents company matching contributions on behalf of the employee to our 401(k) employee savings plan and cost of short-term and long-term disability coverage. Since we do not maintain a defined benefit or other actuarial plan for our employees, and do not otherwise provide a plan for payments or other benefits at, following, or in connection with retirement, the “median employee’s” annual total compensation did not include amounts attributable to those types of arrangements.

Name and principal position	Year	Salary	Bonus(1)	Stock awards(2)	Option awards(3)	Non-equity incentive plan compensation(4)	All other compensation(5)	Total
Michael D. Rumbolz - President and Chief Executive Officer	2017	$614,795	$603,497	$266,400	$712,316	$—	$9,787	$2,206,795
Median Employee(6)	2017	66,319	—	—	—	—	2,789	69,108
Pay Ratio								31.9x

(1)	Represents the amount of discretionary cash bonus earned for the fiscal year. Amounts earned for a particular fiscal year are typically paid in the first quarter of the following calendar year.
(2)	Represents the fair value of the restricted stock grants, as calculated in accordance with FASB ASC Topic 718, Stock Compensation.
(3)	Represents the fair value of the stock option grants, as calculated in accordance with FASB ASC Topic 718, Stock Compensation.
(4)	Represents the amount of cash bonus earned under the Company’s annual cash incentive plan for the fiscal year.
(5)	Includes contributions made by the Company under its 401(k) plan as well as short-term and long-term disability payments made by the Company.
(6)	Represents the total annual compensation of the middle-most employee, excluding the President and Chief Executive Officer.

2017 Grants of Plan-Based Awards

The following table sets forth certain information concerning grants of awards made to each NEO during the fiscal year ended December 31, 2017:

		Estimated future payouts under non-equity incentive plan awards (1)
Name	Grant Date	Threshold (2)	Target	Maximum (3)	All other stock awards: number of shares of stock or units	All other option awards: number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option awards(4)
Michael D. Rumbolz		$153,699	$614,795	$922,192	—	—	—	—
	3/8/2017	—	—	—	—	372,093	$3.29	$712,316
	5/5/2017	—	—	—	40,000	—	—	266,400
Randy L. Taylor		59,375	209,375	314,063	—	—	—	—
	3/8/2017	—	—	—	—	212,000	3.29	405,842
Edward A. Peters		50,000	200,000	400,000	—	—	—	—
	3/8/2017	—	—	—	—	212,000	3.29	405,842
Dean A. Ehrlich(5)		50,000	200,000	300,000	—	—	—	—
	3/8/2017	—	—	—	—	212,000	3.29	405,842
Juliet A. Lim(6)		50,000	200,000	300,000	—	—	—	—
	3/8/2017	—	—	—	—	212,000	3.29	405,842

(1)

Represents amounts potentially payable under the Company’s annual cash incentive plan. A more detailed discussion of how the threshold, target and maximum amounts are determined and calculated is found in the CD&A above.

(2)	Represents the amount payable to the NEO under the Company’s annual cash incentive plan at the threshold level.
(3)	Represents the maximum amount payable to the NEO under the Company’s annual cash incentive plan.

(4)

Represents the total fair value of the NEOs’ restricted stock grants and stock option grants received in 2017, as calculated in accordance with FASB ASC Topic 718 Stock Compensation. For a discussion of the assumptions made in the valuation, please see the notes to the financial statements in the Company’s Annual Report on Form 10-K for the years ended December 31, 2017, 2016 and 2015.

(5)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(6)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

Outstanding Equity Awards at December 31, 2017

The following table sets forth certain information concerning unexercised stock options and unvested restricted stock awards under the Company’s equity incentive plans for each NEO outstanding at December 31, 2017:

	Option awards							Stock awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested
Michael D. Rumbolz	85,000	—		—		$5.77	8/25/2018	—		$—
	100,000	—		—		3.72	8/30/2020	—		—
	40,000	—		—		3.41	3/1/2021	—		—
	40,000	—		—		5.58	3/2/2022	—		—
	19,424	—		—		7.09	3/6/2023	—		—
	37,500	12,500	(1)	—		6.59	5/2/2024	—		—
	25,000	25,000	(1)	—		7.74	4/22/2025	—		—
	426,356	38,760	(2)	—		2.78	2/13/2026	—		—
	—	122,791	(1)	—		3.29	3/8/2027	—		—
	—	—		249,302	(3)	3.29	3/8/2027	—		—
	—	—		—		—	—	28,331	(2)	213,616

Randy L. Taylor	15,000	—		—		4.57	12/7/2021	—		—
	16,875	—		—		5.58	3/2/2022	—		—
	11,859	—		—		7.09	3/6/2023	—		—
	75,000	25,000	(1)	—		6.59	5/2/2024	—		—
	—	—		120,000	(4)	6.59	5/2/2024	—		—
	—	—		400,000	(5)	7.74	4/22/2022	—		—
	21,863	65,587	(1)	—		1.46	5/13/2026	—		—
	44,388	—		133,162	(6)	1.46	5/13/2026	—		—
	—	69,960	(1)	—		3.29	3/8/2027	—		—
	—	—		142,040	(3)	3.29	3/8/2027	—		—
	—	—		—		—	—	11,000	(1)	82,940

Edward A. Peters	225,000	75,000	(1)	—		7.61	12/4/2024	—		—
	—	—		200,000	(5)	7.74	4/22/2022	—		—
	21,863	65,587	(1)	—		1.46	5/13/2026	—		—
	44,388	—		133,162	(6)	1.46	5/13/2026	—		—
	—	69,960	(1)	—		3.29	3/8/2027	—		—
	—	—		142,040	(3)	3.29	3/8/2027	—		—

Dean A. Ehrlich(7)	10,725	32,175	(1)	—		2.40	12/8/2026	—		—
	21,775	—		65,325	(6)	2.40	12/8/2026	—		—
	—	69,960	(1)	—		3.29	3/8/2027	—		—
	—	—		142,040	(3)	3.29	3/8/2027	—		—

Juliet A. Lim(8)	—	25,000	(1)	—		6.59	5/2/2024	—		—
	—	—		120,000	(4)	6.59	5/2/2024	—		—
	—	—		400,000	(5)	7.74	4/22/2022	—		—
	—	65,587	(1)	—		1.46	5/13/2026	—		—
	44,388	—		133,162	(6)	1.46	5/13/2026	—		—
	—	69,960	(1)	—		3.29	3/8/2027	—		—
	—	—		142,040	(3)	3.29	3/8/2027	—		—
	—	—		—		—	—	12,000	(1)	90,480

(1)

These equity awards vest over four years from the date of grant, with 25% of the shares underlying the option subject to vesting on the first anniversary of the date of grant and the remainder vesting annually for the succeeding three anniversary dates thereafter.

(2)	These equity awards vest over two years from the date of grant, with an equal number of shares vesting each monthly period.
(3)

These equity awards vest at a rate of 25% per year on each of the first four anniversaries of the grant date, provided that as of the vesting date for each vesting tranche, the closing price of the Company’s shares on the NYSE is at least a specified price hurdle, defined as a 25% premium to the closing stock price on the grant date. If the price hurdle is not met as of the vesting date for a vesting tranche, then such tranche shall vest and become vested shares on the last day of a period of 30 consecutive trading days during which the closing price is at least the price hurdle. If these target prices are not met during the life of the grant, the unvested shares underlying the options will terminate, except upon the termination of service without cause or by the participant without good reason within ten days prior to, or within eighteen months after a change in control of the Company as defined in the Amended 2014 Plan, in which case, the unvested shares underlying such options shall become fully vested on the effective date of such change in control.

(4)

These equity awards vest if our average stock price in any period of 30 consecutive trading days meets certain target prices during a four-year period that commenced on the date of grant for these options. If these target prices are not met during such four-year period, the unvested shares underlying the options will terminate, except if there is a change in control of the Company as defined in the 2005 Plan, in which case, the unvested shares underlying such options shall become fully vested on the effective date of such change in control.

(5)

These equity awards vest if our average stock price in any period of 30 consecutive trading days meets certain target prices during a four-year period that commenced on the date of grant for these options. These equity awards will expire on the seventh anniversary of the date of grant, except upon the termination of service without cause within ten days prior to, or within eighteen months after a change in control of the Company as defined in the Amended 2014 Plan, in which case, the unvested shares underlying such options shall become fully vested on the effective date of such change in control.

(6)

These equity awards vest at a rate of 25% per year on each of the first four anniversaries of the grant date, provided that as of the vesting date for each vesting tranche, the closing price of the Company’s shares on the NYSE is at least a specified price hurdle, defined as a 50% premium to the closing stock price on the grant date. If the price hurdle is not met as of the vesting date for a vesting tranche, then such tranche shall vest and become vested shares on the last day of a period of 30 consecutive trading days during which the closing price is at least the price hurdle. If these target prices are not met during the life of the grant, the unvested shares underlying the options will terminate, except upon the termination of service without cause or by the participant without good reason within ten days prior to, or within eighteen months after a change in control of the Company as defined in the Amended 2014 Plan, in which case, the unvested shares underlying such options shall become fully vested on the effective date of such change in control.

(7)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(8)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

2017 Option Exercises and Stock Vested

The following table sets forth certain information concerning the exercise of stock options, and the vesting of restricted stock, for each NEO during the fiscal year ended December 31, 2017:

	Option Awards		Stock Awards
	Number of shares		Number of shares
	acquired on	Value realized	acquired on	Value realized
Name	exercise	on exercise(1)	vesting	on vesting(2)
Michael D. Rumbolz	15,000	$16,894	12,239	$89,973
Randy L. Taylor	—	—	11,463	90,995
Edward A. Peters	—	—	—	—
Dean A. Ehrlich(3)	—	—	—	—
Juliet A. Lim(4)	96,863	278,069	12,000	97,800

(1)

The value realized on exercise equals (i) the closing price of our Common Stock on the date of exercise minus the exercise price of options exercised, multiplied by (ii) the number of shares that were exercised.

(2)	The value realized on vesting equals (i) the closing price of our Common Stock on the vesting date, multiplied by (ii) the number of shares that vested.
(3)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(4)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

Employment Contracts, Termination of Employment and Change in Control Arrangements

The Company is a party to employment agreements with Messrs. Taylor, Peters and Ehrlich, each of which provide that, in the event of the termination of the executive’s employment by the Company without cause or by the executive for good reason (as such terms are defined in the respective employment or equity award agreements, as applicable), the executive is entitled to twelve months salary continuation plus one times the then target amount of the executive’s discretionary bonus payable over twelve months, plus twelve months of continued group health insurance for the executive and the executive’s eligible dependents and to the vesting in full of all unvested equity awards with time-based vesting that were granted prior to 2015 (with all unvested equity awards with time-based vesting that were granted in and after 2015 terminating and all unvested equity awards with performance-based vesting terminating). In addition, the agreements provide that all unvested equity awards vest upon a change in control of the Company (as such term is defined in the Amended 2014 Plan), other than with respect to unvested equity awards granted in and after 2015, which include a double trigger change of control and vest only if the employment of the NEO is terminated by the Company without cause, or by the executive for good reason, within a specified period following a change of control.

The Company is also party to an employment agreement with Mr. Rumbolz, which provides that in the event of termination of his employment by the Company without cause or by him for good reason (as such terms are defined in his employment agreement), Mr. Rumbolz is entitled to all base salary due and owing and all other accrued, unpaid benefits through the date of termination. In addition, Mr. Rumbolz is entitled to the unvested portion of his restricted stock award granted in 2017.

The employment agreements contain restrictive covenants not to compete with our Company or solicit our employees for a period of two years immediately following termination of employment, subject to certain exceptions, as well as confidentiality and preservation of intellectual property obligations.

The Company is also party to a transition agreement with Ms. Lim, who stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018. Under this agreement, the Company vested certain of Ms. Lim’s outstanding time-based options to purchase 115,073 shares of Company common stock and 12,000 time-based shares of restricted stock. In addition, the Company agreed to pay Ms. Lim a cash amount equal to her current base salary and target bonus, payable in periodic installments, and provide certain other benefits, in each case as set forth in the Transition Agreement. Ms. Lim also agreed to release any and all claims she had or may have against the Company.

The following table sets forth the estimated payments and benefits to the NEOs based upon: (i) a hypothetical termination without cause or for good reason of each such executive’s employment on December 31, 2017 that is not in connection with a change in control of us; (ii) a hypothetical change in control of us on December 31, 2017; and (iii) a hypothetical termination without cause or for good reason of each executive’s employment on December 31, 2017 in connection with a change in control of us:

	Termination without Cause or For Good Reason				Change in Control	Termination without Cause following Change in Control
Name	Cash Payment (1)	Benefits (2)	Acceleration of Stock and Options (3)	Total	Acceleration of Stock and Options (3)	Cash Payment (1)	Benefits (2)	Acceleration of Stock and Options (3)	Total
Michael D. Rumbolz	$—	$15,752	$213,616	$229,368	$1,991,384	$—	$15,752	$1,991,384	$2,007,136
Randy L. Taylor	712,500	15,752	106,690	834,942	2,330,084	712,500	15,752	2,330,084	3,058,336
Edward A. Peters	600,000	14,921	—	614,921	2,109,394	600,000	14,921	2,109,394	2,724,315
Dean A. Ehrlich(4)	600,000	15,752	—	615,752	1,402,150	600,000	15,752	1,402,150	2,017,902
Juliet A. Lim(5)	600,000	15,752	114,230	729,982	2,337,624	600,000	15,752	2,337,624	2,953,376

(1)	Assumes a termination date of December 31, 2017, and is based on the NEO’s salary and target bonus in effect at such date.
(2)	Estimated value of continued coverage under group health insurance plans through the end of the applicable severance period.
(3)

The value attributable to the hypothetical acceleration of the vesting of any restricted stock awards held by a NEO is determined by multiplying the number of unvested shares of restricted stock accelerated by $7.54 (the closing price of our Common Stock on December 29, 2017). The value attributable to the hypothetical acceleration of the vesting of any stock option awards held by a NEO is determined by multiplying (i) the difference, if greater than zero, between the exercise price of the applicable stock option award and the closing price of our Common Stock on December 29, 2017 of $7.54 by (ii) the number of unvested shares underlying the applicable stock option. The equity awards held by the NEO that are subject to possible acceleration are described as unexercisable or not vested in the table entitled “Outstanding Equity Awards at December 31, 2017.”

(4)	Mr. Ehrlich has served as our Executive Vice President, Games Business Leader since January 2017, having previously served as an Executive Consultant to the Company since August 2016.
(5)

Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

Pension Benefits and Nonqualified Deferred Compensation

We do not currently offer, nor do we have plans to provide, pension arrangements, retirement plans or nonqualified deferred compensation plans or arrangements to our executives, other than the retirement benefits generally available to employees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company with respect to the beneficial ownership as of March 16, 2018 (except as otherwise noted in the footnotes to the table) by: (i) all persons who are beneficial owners of 5% or more of our Common Stock; (ii) each director and nominee; (iii) each of our NEOs; and (iv) all current directors and executive officers as a group.

There were 68,843,267 shares of our Common Stock issued and outstanding as of the close of business on March 16, 2018. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest. Unless otherwise noted the address of each beneficial owner in the table is 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada 89113.

	Shares Beneficially Owned
Name	Number	Percentage(1)
Principal stockholders
BlackRock, Inc.(2)	5,325,434	7.7%
Eagle Asset Management, Inc.(3)	4,237,512	6.2%
The Vanguard Group(4)	3,646,026	5.3%
Directors and named executive officers(5)
Michael D. Rumbolz(6)	991,103	1.4%
E. Miles Kilburn(7)	675,532	*
Randy L. Taylor(8)	505,375	*
Geoffrey P. Judge(9)	419,098	*
Edward A. Peters(10)	416,502	*
Ronald V. Congemi(11)	256,002	*
Juliet A. Lim(12)	233,179	*
Eileen F. Raney (13)	124,000	*
Dean A. Ehrlich(14)	85,500	*
Linster W. Fox(15)	65,000	*
Maureen T. Mullarkey(16)	—	*
Directors and current named executive officers as a group (12 persons) (17)	4,327,194	6.0%

*	Represents beneficial ownership of less than 1%.
(1)

The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date, by the sum of the number of shares outstanding as of such date plus the number of shares as to which such person has the right to acquire voting or investment power within 60 days after such date. Consequently, the numerator and denominator for calculating beneficial ownership percentages may be different for each beneficial owner.

(2)	As reported on Schedule 13G, filed on February 1, 2018, for shares held by BlackRock, Inc. on its own behalf. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(3)

As reported on Schedule 13G, filed on January 8, 2018, for shares held by Eagle Asset Management, Inc. on its own behalf. The address for Eagle Asset Management Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716.

(4)	As reported on Schedule 13G, filed on February 8, 2018, for shares held by The Vanguard Group on its own behalf. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)	Includes shares owned and shares issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days.

(6)	Consists of 103,539 shares owned by Mr. Rumbolz and 887,564 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Rumbolz.
(7)	Consists of 207,645 shares owned by Mr. Kilburn and 467,887 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Kilburn.
(8)	Consists of 56,139 shares owned by Mr. Taylor and 449,236 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Taylor.
(9)	Consists of 104,672 shares owned by Mr. Judge and 314,426 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Judge.
(10)	Consists of 6,000 shares owned by Mr. Peters and 410,502 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Peters.
(11)	Consists of 16,000 shares owned by Mr. Congemi and 240,002 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Congemi.
(12)

Consists of 20,718 shares owned by Ms. Lim and 212,461 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Ms. Lim.  Ms. Lim stepped down from her position as the Executive Vice President, Payments Business Leader and Chief Legal Officer effective December 31, 2017 and served in a transitional advisory role with the Company until resigning effective March 8, 2018.

(13)	Consists of 59,000 shares owned by Ms. Raney and 65,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Ms. Raney.
(14)	Consists of 85,500 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Ehrlich.
(15)	Consists of 65,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days for Mr. Fox.
(16)	As of the date of this filing, Ms. Mullarkey is not a beneficial owner of any securities nor does she have a right to acquire beneficial ownership within 60 days.
(17)

Excludes Ms. Lim, as she is not serving as an executive officer or director of the Company as of the date of this Proxy Statement and includes Harper H. Ko who serves as our Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary and David J. Lucchese who serves as our Executive Vice President, Digital and Interactive Business Leader.

PROPOSAL 3

APPROVAL OF AMENDMENT TO EVERI HOLDINGS INC. AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

(Item No. 3 on the Proxy Card)

As previously discussed in our Compensation Discussion & Analysis section, the granting of long-term equity incentives to our executives is an essential part of Everi’s compensation philosophy and program. To deliver equity incentive awards to our service providers, in 2014, our Board adopted, and our stockholders approved, the 2014 Equity Incentive Plan (the “2014 Plan”) to replace our then existing plan that was about to expire. Since the plan’s adoption, we regularly granted equity awards, typically in the form of stock options, for the purposes of recruiting, retaining, and incentivizing executive performance, while ensuring that the interests of our executives are aligned with those of our stockholders.

In 2017, our Board adopted, and our stockholders approved, an amendment and restatement of the 2014 Plan (the “Amended 2014 Plan”) that increased by 3,500,000 the aggregate maximum number of shares of Common Stock that may be issued under the Amended 2014 Plan.  Following such stockholder approval, the total share reserve for grants under the Amended 2014 Plan was 3,768,491 shares of Common Stock (inclusive of shares available under the predecessor 2005 plan).

As time has passed and we issued these equity awards, we find that our Amended 2014 Plan is running low on available shares. As of the date of this Proxy Statement, we estimate that the Amended 2014 Plan has only enough shares reserved to provide for equity incentive awards through the 2018 fiscal year. Accordingly, working with management and compensation advisors, the Compensation Committee reviewed the terms of the Amended 2014 Plan and, determined that an amendment to remove the fungible share ratio provision would be preferable to seeking an increase in the number of shares issuable thereunder. Our reasoning, as well as a summary of the Amended 2014 Plan, is provided below.

Summary of the Proposal

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board regards as essential in addressing these challenges is a competitive equity incentive program. Our employee equity incentive program provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee of the Board to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.

This proposal is seeking stockholder approval of one amendment to the Amended 2014 Plan:

•

Removal of Fungible Ratio.  Under the current terms of the Amended 2014 Plan, the Company must reserve 2.50 shares for each full value award (an award of restricted stock, restricted stock units, performance awards or other stock unit awards), while other awards (stock options and share appreciation rights) require a reserve of only one share under the Amended 2014 Plan. We are seeking to amend this provision so that any award granted under the Amended 2014 Plan counts equally as one share versus our reserve under the Amended 2014 Plan. This change would apply to all full value awards from and after the time this proposal is approved by our stockholders.

Rationale for this Amendment

We believe that our ability to continue attracting, motivating and retaining service providers who are expected to make important contributions to the continued success of Everi is highly contingent on providing market-competitive equity grants which provide equity ownership opportunities and performance-based incentives that are intended to align their interests with those of our stockholders. If we are not able to provide long-term equity value to our employees and consultants, we will risk losing our talented workforce.

Our Compensation Committee, working with management and our independent compensation advisors, determined that removing the fungible share counting ratio from the Amended 2014 Plan, without asking for an increase to the share reserve, was in the best interests of the Company and its stockholders.

Overall, we feel that this is a positive change for the equity program, because:

•	It will allow management to be more flexible with types of equity awards granted going forward.

Based upon constraints of equity plan modeling by proxy advisors, a fungible ratio was placed on the use of full value awards, which cause those awards to count against the remaining share pool at 2.5x the amount of stock option awards.

More recently, however, we have granted stock options to management and outside directors, a majority of which are subject to robust share price hurdles. As a result, the fungible ratio is less relevant than in prior periods.

In addition, based on recent increases in our share price, the Compensation Committee and management agree that it is appropriate to consider using full-value awards to provide incentives to our service providers. Due to the limited number of shares available for grant, as well as the impact of the fungible ratio, we are limited in our ability to issue full-value awards. Stockholder approval of this proposal will assuage these challenges and allow us the flexibility to provide incentives under the Amended 2014 Plan for approximately two more years before seeking an increase in the available share reserve.

•	Everi can maintain a strong, competitive pay-for-performance culture in our pay programs.

Everi’s Amended 2014 Plan is our primary long-term incentive program and has strong pay and performance alignment, with a majority of equity awards delivered as performance-based stock options with challenging stock price hurdles. These awards have provided incentives and motivation for our executive team.

Our Compensation Committee believes it is important to have the flexibility to grant full-value awards as well as stock options as it deems appropriate. Without approval of this amendment, the types of awards that our Compensation Committee will be able to grant to service providers will be very limited.

We believe that removing the fungible share ratio provides a more contemporary plan design that is aligned with our peer group (i.e., just 11% of our peers grant only stock options, while the remaining 89% of our peers use a long-term incentive design that includes full-value awards).

•

This amendment would allow us to make grants under our current share reserve and thus would not directly increase the dilutive effect on investors’ current holdings (unlike a proposal to increase the available share reserve).

If the fungible share ratio is not removed, we expect that we will need to request an increase in the available share reserve under the Amended 2014 Plan as early as next year. Those additional shares, if approved, would dilute the interests of our current stockholders. Our Compensation Committee heavily weighed potential dilution to existing stockholders in its deliberations relating to this amendment. Ultimately, if the fungible share ratio is removed, we expect that we will be able to grant equity awards for approximately two more years before seeking an increase in the available share reserve. The Compensation Committee believes this amendment is in the best interests of the Company and its stockholders.

This amendment would also serve to give a truer measure of the shares that will actually be used for future equity awards.

The Board believes that the Amended 2014 Plan will continue to serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges stockholders to approve this proposal.

Other Key Features of the Amended 2014 Plan

The following is a summary of key features of our Amended 2014 Plan of particular interest to our stockholders that we believe reflect best practices:

•	There is no “evergreen” annual share increase provision.
•

The Amended 2014 Plan requires all equity awards issued under the Amended 2014 Plan to be approved by the Compensation Committee and does not permit authority to grant equity awards to be delegated to individual officers of the Company.

•	The Amended 2014 Plan prohibits repricing of stock options and stock appreciation rights without the approval of our stockholders.
•	There is a one-year minimum vesting requirement for 95% of the shares subject to awards granted under the Amended 2014 Plan.
•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.
•

The Amended 2014 Plan provides for gross share counting. The number of shares remaining for grant under the Amended 2014 Plan is reduced by the gross number of shares subject to options and stock appreciation rights settled on a net basis, and shares withheld for taxes in connection with options or stock appreciation rights or tendered in payment of an option’s exercise price are not recycled.

•	The number of shares for which awards may be granted to any non-employee member of our Board in a fiscal year is limited.
•

The Amended 2014 Plan does not contain a “liberal” change in control definition (e.g., mergers require actual consummation and our Compensation Committee has limited discretion to accelerate vesting of awards).

•

Performance awards require the achievement of pre-established goals. The Amended 2014 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•	Dividend equivalents cannot be paid currently on any unvested “full value” award and cannot be paid at all with respect to options or stock appreciation rights
•	The Amended 2014 Plan has a fixed term of ten years.

The full text of the Amended and Restated 2014 Equity Incentive Plan, as amended, can be found in Appendix B.

Significant Historical Award Information

Common measures of an equity incentive plan’s cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its equity incentive plan. Over the last three years, the Company has maintained an average equity run rate of only 7.7% of shares of Common Stock outstanding per year. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under the Amended 2014 Plan and also includes shares that may be awarded under the Amended 2014 Plan in the future (“overhang”).

The following table shows how our key equity metrics have changed over the past two years:

Key Equity Metrics:	2017	2016
Equity Run Rate(1)	6.7%	6.6%
Overhang(2)	34.4%	35.2%
Dilution(3)	28.0%	27.7%

(1)	Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year.
(2)

Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

The following summary of the Amended 2014 Plan is qualified in its entirety by the specific language of the Amended 2014 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

General. The purpose of the Amended 2014 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

Authorized Shares. The maximum aggregate number of shares authorized for issuance under the Amended 2014 Plan is 11,875,000 shares. In addition, the estimated shares of 1,900,000 that remained from the predecessor 2005 Plan were available to be issued under the Amended 2014 Plan. Shares subject to any option or other award outstanding under the 2005 Plan that expires or is forfeited for any reason shall not be added to the reserve under the Amended 2014 Plan.

Share Counting. Each share subject to a stock option, stock appreciation right, or other award that requires the participant to purchase shares for their fair market value determined at the time of grant will reduce the number of shares remaining available for grant under the Amended 2014 Plan by one share. Without giving effect to the amendment to the Amended 2014 Plan for which approval is being sought, each share subject to a “full value” award will reduce the number of shares remaining available for grant under the Amended 2014 Plan by 2.5 shares.

If any award granted under the Amended 2014 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Amended 2014 Plan. Shares will not be treated as having been issued under the Amended 2014 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares purchased in the open market with proceeds from the exercise of options will not be added to the share reserve. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation in connection with an option or a stock appreciation right or that are tendered in payment of the exercise price of an option will not be made available for new awards under the Amended 2014 Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the Amended 2014 Plan will be reduced by the gross number of shares for which the award is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of “full value” awards will not again become available for issuance under the Amended 2014 Plan.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the Amended 2014 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our Common Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than Common Stock (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our Common Stock. In such circumstances, the Compensation Committee also has the discretion under the Amended 2014 Plan to adjust other terms of outstanding awards as it deems appropriate.

Non-employee Director Award Limits. A non-employee director may not be granted awards under the Amended 2014 Plan in any fiscal year for more than 300,000 shares.

Other Award Limits. To enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Amended 2014 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

•	No more than 4,000,000 shares under stock-based awards.
•	No more than $3,000,000 for each full fiscal year contained in the performance period under cash-based awards.

In addition, to comply with applicable tax rules, the Amended 2014 Plan also limits the number of shares that may be issued upon the exercise of incentive stock options granted under the Amended 2014 Plan to 11,875,000 shares of Common Stock.

Administration. The Amended 2014 Plan generally is be administered by the Compensation Committee of the Board, although the Board retains the right to appoint another of its committees to administer the Amended 2014 Plan or to administer the Amended 2014 Plan directly (for purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board.) Subject to the provisions of the Amended 2014 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the Amended 2014 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.

The Amended 2014 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended 2014 Plan. All awards granted under the Amended 2014 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Amended 2014 Plan. The Committee will interpret the Amended 2014 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Amended 2014 Plan or any award.

Prohibition of Option and SAR Repricing. The Amended 2014 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (i) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (ii) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (iii) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Minimum Vesting. No more than 5% of the aggregate number of shares of Common Stock authorized under the Amended 2014 Plan may be issued pursuant to awards that provide for service-based vesting over a period of less than one year or performance-based vesting over a performance period of less than one year.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 16, 2018, we had approximately 1,100 employees, including six executive officers, and five non-employee directors who would be eligible under the Amended 2014 Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant.

The Amended 2014 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of Common Stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Amended 2014 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for “Cause” (as defined by the Amended 2014 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of Common Stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our Common Stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of Common Stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of Common Stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of Common Stock. The maximum term of any stock appreciation right granted under the Amended 2014 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the Amended 2014 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase Common Stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our Common Stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be made subject to such restrictions.

Restricted Stock Units. The Committee may grant restricted stock units under the Amended 2014 Plan, which represent rights to receive shares of our Common Stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Company pays. The dividend equivalent rights would be subject to the same vesting conditions and settlement terms as the original award.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of Common Stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of Common Stock (including shares of restricted stock that are subject to additional vesting) or any combination of these.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Company’s financial statements, GAAP, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any unusual or infrequently occurring event or transaction occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company’s Common Stock to the extent that the performance shares become vested. The Committee may provide for performance award payments in lump sums or installments.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Amended 2014 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of Common Stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change in Control. Unless otherwise defined in a participant’s award or other agreement with the Company, the Amended 2014 Plan provides that a “Change in Control” occurs upon (i) a person or entity (with certain exceptions described in the Amended 2014 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock, (ii) stockholder approval of a liquidation or dissolution of the Company, or (iii) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (a) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (b) a merger or consolidation in which the Company is a party; or (c) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. Any awards which are not assumed or continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.

The Committee only has discretion to accelerate vesting of awards if (i) the awards are not assumed, continued or substituted by an acquirer in a transaction, or (ii) the awards are assumed, continued or substituted by an acquirer in a transaction but the participant’s service is involuntarily terminated within the 24-month period after the transaction (so-called “double trigger” vesting), and in the case of performance awards the acceleration is limited to the greater of (a) assumed achievement of the applicable performance goals at 100% of target with the result prorated based on the period of the participant’s actual service during the applicable full performance period, or (b) actual achievement of the applicable performance goals. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

The Amended 2014 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share, if any, under the award.

Awards Subject to Section 409A of the Code. Certain awards granted under the Amended 2014 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the Amended 2014 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the Amended 2014 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination. The Amended 2014 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Amended 2014 Plan following the tenth anniversary of the Amended 2014 Plan’s effective date, which was the date on which it is approved by the stockholders in 2014. The Committee may amend, suspend or terminate the Amended 2014 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of Common Stock authorized for issuance under the Amended 2014 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law or the rules of any stock exchange on which the Company’s shares are then listed. No amendment, suspension or termination of the Amended 2014 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Amended 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Options Granted to Certain Persons

The aggregate number of shares of Common Stock subject to options granted, as of March 16, 2018, to the following persons under the Amended 2014 Plan since its inception are as follows: (i) Michael D. Rumbolz, President, Chief Executive Officer and director, 887,209 shares; (ii) Randy L. Taylor, Executive Vice President and Chief Financial Officer, 877,000 shares; (iii) Edward A. Peters, Executive Vice President, Sales and Marketing, 977,000 shares; (iv) Dean A. Ehrlich, Executive Vice President, Games Business Leader, zero shares; (v) Juliet A. Lim, Former Executive Vice President, Payments Business Leader, Chief Legal Officer and Corporate Secretary, 877,000 shares; (vi) all current executive officers as a group, 4,495,209 shares; (vii) all current non-employee directors as a group, 770,000 shares; (viii) Class I director nominees, 400,000 shares, and (x) all employees (excluding executive officers) as a group, 3,969,050 shares. No options have been granted under the Amended 2014 Plan to any associate of any such director, nominee or executive officer, and no other person has been granted 5% or more of the total amount of options granted under the Amended 2014 Plan. A substantial number of the granted options do not vest unless significant stock price increases are achieved.

New Amendment to the Amended and Restated 2014 Plan Benefits

Any awards granted under the Amended 2014 Plan prior to the approval of the proposed amendment by the stockholders of the Company to remove the fungible share ratio will be subject to the fungible share ratio.

Equity Compensation Plan Information

The following table provides information as of December 31, 2017 with respect to shares of our Common Stock that may be issued under the Company’s equity compensation plans:

				Weighted average
		Number of securities		exercise price of	Number of securities
		to be issued upon		outstanding	remaining active for
		exercise of outstanding		options,	future issuance under equity
Plan category	Equity Plan	options, warrants and rights		warrants and rights	compensation plans
Equity compensation plans approved by stockholders	2014 Plan	9,124,608		$4.84	3,798,366
	2005 Plan	6,535,566		$7.07	—	(1)
Equity compensation plans not approved by stockholders(2)	2012 Plan	3,470,610	(3)	$3.41	566,941	(4)
Total		19,130,784			4,365,307

(1)	No further grants or awards may be made under the 2005 Plan.
(2)

In connection with its acquisition of Everi Games Holding (formerly known as Multimedia Games Holding Company, Inc.) in December 2014, the Company assumed awards in accordance with applicable NYSE listing standards under the Everi Games Holding 2012 Equity Incentive Plan (the “2012 Plan”), which has not been approved by the Company’s stockholders, but which was approved by the Everi Games Holding’s stockholders.

(3)	Consists of shares of our Common Stock subject to outstanding options assumed in connection with the acquisition of Everi Games Holding.
(4)

Represents shares of our Common Stock reserved for issuance under the Amended 2014 Plan as a result of the assumption of the number of shares remaining available for grant under the 2012 Plan at the effective time of the acquisition. The Company elected to assume the available shares reserved for use under the 2012 Plan to grant awards following the acquisition to former employees of Everi Games Holding and its subsidiaries and others who were not employees, directors or consultants of the Company or its subsidiaries prior to the acquisition.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO EVERI HOLDINGS INC. AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item No. 4 on the Proxy Card)

Ratification of BDO USA, LLP

The Board has appointed BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018.

Our Board and Audit Committee engaged BDO USA, LLP, effective March 18, 2015, as our independent registered public accounting firm, beginning with the audit for the year ending December 31, 2015, including the 2015 quarterly reviews.

Although the Company is not required to seek stockholder approval of its selection of an independent registered public accounting firm, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Board will investigate the reasons for stockholder rejection and will reconsider its selection of its independent registered public accounting firm. However, because of the difficulty in making any substitution so long after the beginning of the current year, the appointment of BDO USA, LLP for fiscal 2018 will stand, unless the Audit Committee finds other good reason for making a change. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. Proxies solicited by our Board will, unless otherwise directed, be voted to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Attendance at Annual Meeting

A representative of BDO USA, LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement, if he or she so desires, although we do not expect him or her to do so, and will be available to respond to appropriate questions from stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THEAPPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

Audit and Non-Audit Fees

The following table represents fees invoiced for professional audit services rendered by BDO USA, LLP, our independent registered public accounting firm for the years ended December 31, 2017 and 2016, for the audit of the Company’s annual financial statements and fees invoiced for other services rendered by BDO USA, LLP for each respective year (amounts in thousands):

The following table presents, for the years ended December 31, 2017 and 2016, fees invoiced for professional audit services rendered by BDO USA, LLP for the audit of the Company’s annual financial statements and fees invoiced for other services rendered by BDO USA, LLP (amounts in thousands):

	Year Ended
	December 31,
	2017	2016
Audit fees (1)	$1,303	$1,147
Audit-related fees (2)	55	72
Tax fees (3)	—	5
Total	$1,358	$1,224

(1)	Audit fees include amounts for the following professional services:

audit of the Company’s annual financial statements for fiscal years 2017 and 2016;

•	attestation services, technical consultations and advisory services in connection with Section 404 of the Sarbanes‑Oxley Act of 2002;
•	reviews of the financial statements included in the Company’s Quarterly Reports on Form 10‑Q;
•	statutory and regulatory audits, consents and other services related to SEC matters; and
•	professional services provided in connection with other statutory and regulatory filings.
(2)	Audit-related fees include amounts for the following professional services:
•	audit of the Company’s employee benefit program;
•	evaluations of service organization controls under the Statement on Standards for Attestation Engagements (SSAE) No. 18; and
•	professional services provided in connection with proposed accounting and reporting standards.
(3)

Tax fees include amounts for planning (domestic and international), advisory and compliance services. In connection with the Company’s change in auditors to BDO USA, LLP in 2015, we no longer use our external auditor for the performance of tax services

In making its recommendation to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, the Audit Committee has considered whether services other than audit and audit-related services provided by BDO USA, LLP are compatible with maintaining the independence of BDO USA, LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by its independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by its independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The hours expended on the engagement to audit the Company’s financial statements for fiscal year 2017 were not attributed to work performed by persons other than BDO USA, LLP’s full-time, permanent employees. All of the services described in the table above were approved in conformity with the Audit Committee’s pre-approval process for independent registered public accounting firm fees.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board currently consists of Messrs. Kilburn, Fox, Judge, and Congemi and Mses. Raney and Mullarkey. Mr. Fox serves as Chair of the Audit Committee. The Board has determined that each member of the Audit Committee meets the experience requirements of the rules and regulations of the NYSE and the SEC, as currently applicable to the Company. The Board has also determined that each member of the Audit Committee meets the independence requirements of the rules and regulations of the NYSE and the SEC, as currently applicable to the Company.

The Audit Committee operates under a written charter approved by the Board. A copy of the charter is available on our website at ir.everi.com/investor-relations/corporate-governance/governance-documents.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established, and the Company’s auditing, accounting and financial reporting processes generally. The Audit Committee annually recommends to the Board the appointment of an independent registered public accounting firm to audit the consolidated financial statements and internal controls over financial reporting of the Company and meets with such personnel of the Company to review the scope and the results of the annual audits, the amount of audit fees, the Company’s internal controls over financial reporting, the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K and other related matters.

The Audit Committee has reviewed and discussed with management the consolidated financial statements for fiscal year 2017 audited by BDO USA, LLP, the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2017, and management’s assessment of internal controls over financial reporting. The Audit Committee has discussed with BDO USA, LLP various matters related to the financial statements, including those matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301 Communication with Audit Committees. The Audit Committee has also received the written disclosures regarding auditors’ independence required by the Public Company Accounting Oversight Board Ethics and Independence rule 3526 “Communications with Audit Committees Concerning Independence,” and has discussed with BDO USA, LLP its independence. Based upon such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

The Audit Committee and the Board also has recommended, subject to stockholder ratification, the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2018.

Members of the Audit Committee:

Linster W. Fox (Chair) E. Miles Kilburn Geoffrey P. Judge Ronald V. Congemi Eileen F. Raney

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of our Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received and written representations from certain Reporting Persons that no such forms were required, the Company believes that during fiscal year 2017, all Reporting Persons complied with the applicable filing requirements on a timely basis, except that (i) E. Miles Kilburn, Geoffrey P. Judge, Ronald V. Congemi, Linster W. Fox and Eileen F. Raney, each of whom served as a non-employee director of the Company during 2017, (ii) Michel D. Rumbolz, Randy L. Taylor, David J. Lucchese, Edward A. Peters, Juliet A. Lim and Dean A. Ehrlich, each of whom served as an executive officer of the Company during 2017, and (iii) Todd A. Valli, who served as a senior vice president and Chief Accounting Officer of the Company, each filed a single late Form 4 on March 20, 2017 with respect to an option grant to purchase shares of the Company’s Common Stock that occurred on March 8, 2017.

OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the person voting the proxies.

ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K

The 2017 Annual Report, including the Company’s audited financial statements, is being delivered with this Proxy Statement, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report” and the “Report of the Audit Committee” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, to each stockholder as of the Record Date, without charge, upon written request to Corporate Secretary, Everi Holdings Inc., 7250 South Tenaya Way, Suite 100, Las Vegas, Nevada, 89113. Any exhibits listed in the Annual Report on Form 10-K for the fiscal year ended December 31, 2017 also will be furnished upon written request at the actual expense we incur in furnishing such exhibits.

By Order of the Board of Directors,

/s/ Michael D. Rumbolz

Michael D. Rumbolz
President and Chief Executive Officer
Las Vegas, Nevada
April 20, 2018

Appendix A

RECONCILIATION OF NON-GAAP MEASURES

The following table presents a reconciliation of our GAAP financial measure of Adjusted EBITDA to the most comparable non-GAAP financial measure included in this Proxy Statement:

Year Ended
December 31, 2017
Reconciliation of Net
Loss to EBITDA and
Adjusted EBITDA
(in thousands)
Net loss	$(51,903)
Income tax benefit	(20,164)
Loss on extinguishment of debt	51,750
Interest expense, net of interest income	102,136
Operating income	$81,819
Plus: depreciation and amortization	116,787
EBITDA	$198,606
Non-cash stock compensation expense	6,411
Accretion of contract rights	7,819
Adjusted EBITDA(1)	$212,836

(1)	We define Adjusted EBITDA as earnings (loss) before interest, taxes, depreciation and amortization, non-cash stock compensation expense and accretion of contract rights.

We present Adjusted EBITDA as we use this measure to manage our business and consider this measure to be supplemental to our operating performance. We also make certain compensation decisions based, in part, on our operating performance, as measured by Adjusted EBITDA; and our credit facility, senior secured notes and senior unsecured notes require us to comply with a consolidated secured leverage ratio that includes performance metrics substantially similar to Adjusted EBITDA. Adjusted EBITDA is not a measure of financial performance under GAAP. Accordingly, Adjusted EBITDA should not be considered in isolation or as a substitute for, and should be read in conjunction with, our operating income data prepared in accordance with GAAP.

A-1

Appendix B

PROPOSED AMENDMENT TO AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

EVERI HOLDINGS INC.

AMENDED AND RESTATED

2014 EQUITY INCENTIVE PLAN

-i-

Table of Contents

(continued)

-ii-

Table of Contents

(continued)

-iii-

Everi Holdings Inc.

Amended and Restated 2014 Equity Incentive Plan

1.Establishment, Purpose and Term of Plan.

1.1Establishment.  The Everi Holdings Inc. 2014 Equity Incentive Plan, originally effective as of May 15, 2014 (the “Effective Date”), is hereby amended and restated and continued as the Everi Holdings Inc. 2014 Amended and Restated Equity Incentive Plan (the “Plan”), effective as of May 23, 2017, the date of its approval by the stockholders of the Company.

1.2Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3Term of Plan.  The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.Definitions and Construction.

2.1Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)“Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities.  For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)“Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c)“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d)“Board” means the Board of Directors of the Company.

(e)“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)“Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)“Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i)any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j)“Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board.  If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k)“Company” means Global Cash Access Holdings, Inc., a Delaware corporation, and any successor corporation thereto.

(l)“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S‑8 under the Securities Act.

(m)“Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n)“Director” means a member of the Board.

(o)“Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p)“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q)“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t)“Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u)“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v)“Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w)“Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x)“Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y)“Nonemployee Director” means a Director who is not an Employee.

(z)“Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa)“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb)“Officer” means any person designated by the Board as an officer of the Company.

(cc)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd)“Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ee)“Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff)“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg)“Participant” means any eligible person who has been granted one or more Awards.

(hh)“Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii)“Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(jj)“Performance Award” means an Award of Performance Shares or Performance Units.

(kk)“Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll)“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(mm)“Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn)“Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo)“Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp)“Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq)“Predecessor Plan” means the Company’s 2005 Stock Incentive Plan.

(rr)“Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss)“Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(tt)“Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(uu)“Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv)“Rule 16b‑3” means Rule 16b‑3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww)“SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(xx)“Section 162(m)” means Section 162(m) of the Code.

(yy)“Section 409A” means Section 409A of the Code.

(zz)“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(aaa)“Securities Act” means the Securities Act of 1933, as amended.

(bbb)“Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant.  Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ccc)“Stock” means the Common Stock, par value $0.001 per share, of the Company, as adjusted from time to time in accordance with Section 4.4.

(ddd)“Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(eee)“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(fff)“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ggg)“Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh)“Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.Administration.

3.1Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.  All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b‑3.

3.4Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b)to determine the type of Award granted;

(c)to determine whether an Award granted to a Covered Employee shall be intended to result in Performance-Based Compensation;

(d)to determine the Fair Market Value of shares of Stock or other property;

(e)to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(f)to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(g)to approve one or more forms of Award Agreement;

(h)to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(i)to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(j)to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(k)to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof.  This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.4.

3.7Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.Shares Subject to Plan.

4.1Maximum Number of Shares Issuable.  Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to Eleven Million Eight Hundred Seventy Five Thousand (11,875,000) shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2Adjustment for Unissued or Forfeited Predecessor Plan Shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased from time to time by:

(a)the aggregate number of shares of Stock that remain available for the future grant of awards under the Predecessor Plan immediately prior to its termination as of the Effective Date;

(b)the number of shares of Stock subject to that portion of any option or other award outstanding pursuant to the Predecessor Plan as of the Effective Date which, on or after the Effective Date, expires or is terminated or canceled for any reason without having been exercised or settled in full; and

(c)the number of shares of Stock acquired pursuant to the Predecessor Plan subject to forfeiture or repurchase by the Company for an amount not greater than the Participant’s purchase price which, on or after the Effective Date, is so forfeited or repurchased;

provided, however, that the aggregate number of shares of Stock authorized for issuance under the Predecessor Plan that may become authorized for issuance under the Plan pursuant to this Section 4.2 shall not exceed One Million Nine Hundred Thousand (1,900,000) shares.

4.3Share Counting.

(a)Each share of Stock subject to an Award ~~other than a Full Value Award~~ shall be counted against the limit set forth in Section 4.1 as one (1) share.  ~~Each one (1) share of Stock subject to a Full Value Award granted pursuant to the Plan or forfeited or repurchased pursuant to Section 4.3(b) shall be counted for purposes of the limit set forth in Section 4.1 as two and one-half (2.5) shares.~~

(b)If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.  Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.  If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.  Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1.  Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan.  Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall not again become available for issuance under the Plan.

4.4Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent.  In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.5Assumption or Substitution of Awards.  The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.Eligibility, Participation and Award Limitations.

5.1Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.

5.2Participation in the Plan.  Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3Incentive Stock Option Limitations.

(a)Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed Eleven Million Eight Hundred Seventy Five Thousand (11,875,000) shares.  The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

(b)Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock

Option portion of the Option first.  Upon exercise the Option, shares issued pursuant to each such portion shall be separately identified.

5.4Section 162(m) Award Limits.  Subject to adjustment as provided in Section 4.4, no Covered Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than Four Million (4,000,000) shares or, if applicable, which could result in such Covered Employee receiving more than Three Million Dollars ($3,000,000.00) for each full fiscal year of the Company contained in the Performance Period for such Award.

5.5Nonemployee Director Award Limits.  Subject to adjustment as provided in Section 4.4, no Nonemployee Director shall be granted within any fiscal year of the Company one or more Nonemployee Director Awards which in the aggregate are for more than Three Hundred Thousand (300,000) shares.

5.6Minimum Vesting.  Except with respect to five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, as provided in Section 4, no Award which vests on the basis of the Participant’s continued Service shall vest earlier than one year following the date of grant of such Award, and no Award which vests on the basis of attainment of performance goals shall provide for a performance period of less than one year.

6.Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish.  Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2Exercisability and Term of Options.  Subject to the minimum vesting provisions of Section 5.6, Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.  No Dividend Equivalent Rights will be paid with respect to Options.

6.3Payment of Exercise Price.

(a)Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)Limitations on Forms of Consideration.

(i)Cashless Exercise.  A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii)Stock Tender Exercise.  A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised.  A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.  If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii)Net Exercise.  A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4Effect of Termination of Service.

(a)Option Exercisability.  Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i)Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii)Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.  The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii)Termination for Cause.  Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b)Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S‑8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish.  Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1Types of SARs Authorized.  SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”).  A Tandem SAR may only be granted concurrently with the grant of the related Option.  No Dividend Equivalent Rights will be paid with respect to SARs.

7.2Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.  Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3Exercisability and Term of SARs.

(a)Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.  The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms.  A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled.  Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised.  Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)Freestanding SARs.  Subject to the minimum vesting provisions of Section 5.6, freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.  Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR  shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4Exercise of SARs.  Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR.  For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5Deemed Exercise of SARs.  If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7Transferability of SARs.  During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S‑8 under the Securities Act.

8.Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish.  Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right.  Restricted Stock Awards

may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2Purchase Price.  The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5Vesting and Restrictions on Transfer.  Subject to the minimum vesting provisions of Section 5.6, shares issued pursuant to any Restricted Stock Award may be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7Effect of Termination of Service.  Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a

Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8Nontransferability of Restricted Stock Award Rights.  Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish.  Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3Vesting.  Subject to the minimum vesting provisions of Section 5.6, Restricted Stock Unit Awards may be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the last day of the calendar year in which the original vesting date occurred.

9.4Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee.  The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the

Participant by (b) the Fair Market Value per share of Stock on such date.  Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions, including vesting, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.  Dividend Equivalent Rights shall not be paid on unvested Restricted Stock Units but may be accumulated and paid upon vesting or settlement of the Restricted Stock Units, as applicable.

9.5Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement.  Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7Nontransferability of Restricted Stock Unit Awards.  The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish.  Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1  Types of Performance Awards Authorized.  Performance Awards may be granted in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2  Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3  Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period (subject to the minimum vesting provisions of Section 5.6), Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4  Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a)Performance Measures.  Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award.  As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee.  Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award.  Performance Measures may be based upon one or more of the following, as determined by the Committee:

(i)revenue;

(ii)sales;

(iii)expenses;

(iv)operating income;

(v)gross margin;

(vi)operating margin;

(vii)earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)pre-tax profit;

(ix)net operating income;

(x)net income;

(xi)economic value added;

(xii)free cash flow;

(xiii)operating cash flow;

(xiv)balance of cash, cash equivalents and marketable securities;

(xv)stock price;

(xvi)earnings per share;

(xvii)return on stockholder equity;

(xviii)return on capital;

(xix)return on assets;

(xx)return on investment;

(xxi)total stockholder return;

(xxii)employee satisfaction;

(xxiii)employee retention;

(xxiv)market share;

(xxv)customer satisfaction;

(xxvi)product development;

(xxvii)research and development expenses;

(xxviii)completion of an identified special project; and

(xxix)completion of a joint venture or other corporate transaction.

(b)Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5  Settlement of Performance Awards.

(a)Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b)Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c)Effect of Leaves of Absence.  Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d)Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e)Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f)Provisions Applicable to Payment in Shares.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6  Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited.  Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee.  The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable.  Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5.  Dividend Equivalent Rights shall not be paid with respect to Performance Units.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7  Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a)Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b)Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a).  Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8  Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish.  Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1  Grant of Cash-Based Awards.  Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2  Grant of Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine.  Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3  Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee.  Subject to the minimum vesting provisions of Section 5.6, the Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.  The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.  Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines.  The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10.  To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award.  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4.  Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6Effect of Termination of Service.  Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service.  Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7Nontransferability of Cash-Based Awards and Other Stock-Based Awards.  Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.Standard Forms of Award Agreement.

12.1Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time.  No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.Change in Control.

13.1Effect of Change in Control on Awards.  Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a)Accelerated Vesting.  The Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto only if (i) the Award is not assumed, continued, or substituted by the Acquiror as described in Section 13.1(b), or (ii) the Award is assumed, continued, or substituted by the Acquiror as described in Section 13.1(b) and the Participant’s Service terminates as a result of Involuntary Termination; provided, however, that the vesting of Awards that are performance-based will be determined in either case based on the greater of (x) assumed achievement of the applicable performance goals at 100% of target with the result prorated based on the period of the Participant’s actual Service during the applicable full performance period, or (y) actual achievement of the applicable performance goals through the date of the Change in Control or the Involuntary Termination, as applicable.

For purposes of the foregoing, “Involuntary Termination” means, as to a particular Participant, the occurrence of any of the following upon or within a period of time established by the Committee (not exceeding twenty-four (24) months) following a Change in Control: (i) the Participant’s Service is terminated without Cause, or (ii) the Participant terminates his or her Service for Good Reason; provided the Participant has given the Company written notice of the existence of a condition constituting Good Reason within sixty (60) days following the initial occurrence of such condition, the Company fails to remedy such condition within thirty (30) days following such written notice, and the Participant’s resignation from Service is effective no later than six (6) months following the initial occurrence of such condition.  Involuntary Termination shall not include any termination of the Participant’s Service which is (i) for Cause, (ii) a result of the Participant’s death or Disability, or (iii) a result of the Participant’s voluntary termination of Service other than for Good Reason.

For purposes of the foregoing, “Good Reason” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following with respect to a particular Participant without the Participant’s informed written consent: (i) a material diminution of the Participant’s authority, duties or responsibilities causing the Participant’s authority, duties or responsibilities to be of materially lesser rank within the Company or an equivalent business unit of its parent, as measured against the Participant’s authority, duties and responsibilities immediately prior to such diminution; (ii) a material reduction by the Company of the Participant’s base salary, other than any such material reduction that occurs in connection with a reduction that is imposed on all Participants at the time of such reduction; or (iii) the relocation of the Participant’s work place for the Company to a location that increases the Participant’s regular one-way commute distance between the Participant’s residence and work place by more than fifty (50) miles.  The existence of Good Reason shall not be affected by the Participant’s temporary incapacity due to physical or mental illness not constituting a Disability.

(b)Assumption, Continuation or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control.  Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)Cash-Out of Outstanding Stock-Based Awards.  The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award.  In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof.  Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.2Effect of Change in Control on Nonemployee Director Awards.  Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3Federal Excise Tax Under Section 4999 of the Code.

(a)Excess Parachute Payment.  If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b)Determination by Independent Accountants.  To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section. (the “Tax Firm”).  As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant.  For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code.  The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination.  The Company shall bear all fees and expenses the Tax Firm charge in connection with its services contemplated by this Section.

14.Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.Compliance with Section 409A.

15.1Awards Subject to Section 409A.  The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed.  The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation.  Such Awards may include, without limitation:

(a)A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b)Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture.  For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2Deferral and/or Distribution Elections.  Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a)Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b)Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c)Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3Subsequent Elections.  Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a)No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b)Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c)No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d)Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4Payment of Section 409A Deferred Compensation.

(a)Permissible Payments.  Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i)The Participant’s “separation from service” (as defined by Section 409A);

(ii)The Participant’s becoming “disabled” (as defined by Section 409A);

(iii)The Participant’s death;

(iv)A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v)A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi)The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b)Installment Payments.  It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)Required Delay in Payment to Specified Employee Pursuant to Separation from Service.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death.  All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d)Payment Upon Disability.  All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election.  If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e)Payment Upon Death.  If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.  If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f)Payment Upon Change in Control.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.  Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g)Payment Upon Unforeseeable Emergency.  The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency.  In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award.  All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred.  The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)Prohibition of Acceleration of Payments.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)No Representation Regarding Section 409A Compliance.  Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A.  No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.Tax Withholding.

16.1Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2Withholding in or Directed Sale of Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3 and 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant.  Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.Miscellaneous Provisions.

18.1Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of

Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2Forfeiture Events.

(a)The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b)If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

18.6Delivery of Title to Shares.  Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8Retirement and Welfare Plans.  Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Nevada, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan as duly adopted by the Board on March 8, ~~2017~~2018, and approved by the stockholders of the Company on May ~~____~~, ~~2017~~2018.

 ~~Juliet A. Lim,~~Harper H. Ko, Secretary

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0000380194_1 R1.0.1.17 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of two Class I Directors. Nominees 01) E. Miles Kilburn 02) Eileen F. Raney Broadridge Corporate Issuer Solutions C/O Everi Holdings Inc. PO Box 1342 Brentwood, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Advisory approval of the compensation of our named executive officers. 3. Approval of an amendment to the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan to remove the fungible share ratio provision. 4. Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000380194_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Combined Document are available at www.proxyvote.com EVERI HOLDINGS INC. Annual Meeting of Stockholders May 22, 2018 9:00 AM This proxy is solicited by the Board of Directors The undersigned holder of Common Stock, par value $.001, of Everi Holdings Inc. (the "Company") hereby appoints Michael D. Rumbolz and Harper H. Ko, each as proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the 2018 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 22, 2018 at 9:00 a.m., Pacific Time, at the headquarters of Everi Holdings Inc., at 7250 S. Tenaya Way, Suite 100, Las Vegas, NV 89113, and at any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters. This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED BOARD NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. Continued and to be signed on reverse side